Exhibit 10.5

SIXTH AMENDMENT
TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 27th day of March, 2020, by and between SILICON VALLEY BANK (“Bank”) and OUTBRAIN INC., a Delaware corporation (“Borrower”) whose address is 39 West 13th Street, 3rd Floor, New York, New York 10011.

Recitals

A.           Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of September 15, 2014, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of November 20, 2014, as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of January 27, 2016, as further amended by that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of August 25, 2016, as further amended by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 6, 2016 and as further amended by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of November 2, 2018 (as amended, and as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.            Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.            Amendments to Loan Agreement.

2.1          Section 6.9 (Financial Covenants). Section 6.9(b) is amended in its entirety and replaced with the following:

“(b)       EBITDA. Achieve, measured as of the last day of each period set forth below on a trailing six (6) month basis, EBITDA of at least the following amounts:

Period	Minimum EBITDA
March 31, 2020	$4,500,000
June 30, 2020	$3,500,000
September 30, 2020	$3,500,000
December 31, 2020	$11,500,000
March 31, 2021 and thereafter	To be mutually agreed upon by Bank and Borrower on or prior to March 20, 2021 and demonstrate not less than $15,000,000 in EBITDA for fiscal year 2021”

2.2          Section 6.12 (Formation or Acquisition of Subsidiaries). Section 6.12 is amended in its entirety and replaced with the following:

“6.12      Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date (including, without limitation, pursuant to a Division), Borrower shall (a) cause such new Subsidiary to provide to Bank a joinder to the Loan Agreement to cause such Subsidiary to become a co-borrower hereunder, together with such appropriate financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Bank appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Bank; provided, that with respect to any Foreign Subsidiary, in the event that Borrower and Bank mutually agree that (i) the grant of a continuing pledge and security interest in and to the assets of any such Foreign Subsidiary, (ii) the guaranty of the Obligations of the Borrower by any such Foreign Subsidiary and/or (iii) the pledge by Borrower of a perfected security interest in one hundred percent (100%) of the stock, units or other evidence of ownership of each Foreign Subsidiary, would reasonably be expected to have a material adverse tax effect on the Borrower, then the Borrower shall only be required to grant and pledge to Bank a perfected security interest in up to sixty-five percent (65%) of the stock, units or other evidence of ownership of such Foreign Subsidiary; and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.12 shall be a Loan Document.”

2.3           Section 7.1 (Dispositions). Section 7.1 is amended in its entirety and replaced with the following:

“7.1         Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in the ordinary course of its business for the payment of ordinary course business expenses in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; and (f) of assets resulting from a casualty or condemnation event; and (g) non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business.”

2.4           Section 7.3 (Mergers or Acquisitions). Section 7.3 is amended in its entirety and replaced with the following:

“7.3         Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division), other than Permitted Acquisitions. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.”

2.5          Section 7.7 (Distributions; Investments). Clause (b) of Section 7.7 is amended in its entirety and replaced with the following:

“(b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary or pursuant to a Division) other than Permitted Investments, or permit any of its Subsidiaries to do so.”

2.6          Section 10 (Notice). Section 10 is amended by deleting the notice address for Bank’s counsel and inserting the following in lieu thereof:

“with a copy to:	Morrison and Foerster LLP 200 Clarendon, Floor 20 Boston, Massachusetts 20116 Attn: Charles W. Stavros, Esquire Email: cstavros@mofo.com”

2.7           Section 13.1 (Definitions). The Loan Agreement shall be amended by inserting the following new definitions in Section 13.1, each in the appropriate alphabetical order:

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

2.8          Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.

3.            Limitation of Amendments.

3.1           The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.            Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           Except for the amendments to Borrower’s articles of incorporation set forth in Schedule 3, the organizational documents, as amended, of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, or have otherwise been delivered by Borrower to Bank in connection with this Amendment;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.            Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of November 20, 2014 between Borrower and Bank, as supplemented by that certain First Supplement to Intellectual Property Security Agreement between Borrower and Bank dated as of January 27, 2016, and as further supplemented by that certain Second Supplement to Intellectual Property Security Agreement between Borrower and Bank dated as of August 9, 2016 (as supplemented, the “Intellectual Property Security Agreement”) and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in said Intellectual Property Security Agreement, except for such additional Intellectual Property Collateral set forth in the Updated Perfection Certificate and (b) shall remain in full force and effect.

6.            Perfection Certificate. Attached as Schedule 2 hereto is an updated Perfection Certificate (the “Updated Perfection Certificate”). Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

7.            Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.            Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.            Effectiveness. As a condition precedent to the effectiveness of this Amendment (the “Sixth Amendment Effective Date”) and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Amendment, each in form and substance acceptable to Bank:

9.1          this Amendment duly executed by each party hereto;

9.2          a good standing certificate of Borrower, certified by the Secretary of State of the state of incorporation of Borrower, dated as of a date no earlier than thirty (30) days prior to the Sixth Amendment Effective Date;

9.3          certified copies, dated as of a recent date, of financing statement searches of Borrower, as Bank may request and which shall be obtained by Bank, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such search either (i) will be terminated prior to or in connection with the Agreement, or (ii) in the sole discretion of Bank, will constitute Permitted Liens;

9.4          the Updated Perfection Certificate;

9.5          Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment; and

9.6          such additional documents as Bank may reasonably request to effectuate the terms of this Amendment.

10.          Post-Closing Requirement. Within thirty (30) days after the date hereof, Borrower shall deliver to Bank (a) evidence satisfactory to Bank that the insurance policies required for Borrower are in full force and effect, together with appropriate evidence showing lender loss payable and additional insured clauses or endorsements in favor of Bank and (b) a duly executed Third Supplement to Intellectual Property Security Agreement, in form and substance reasonably satisfactory to Bank, supplementing the Intellectual Property Security Agreement to include all of Borrower’s Intellectual Property not included thereunder as of the date hereof. Failure to comply with the foregoing requirement within the time period noted shall constitute an Event of Default for which no grace or cure period shall apply.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		OUTBRAIN INC.

By:	/s/ Mike Bozicas	By:	/s/ Barry Schofield
Name: Mike Bozicas Title: Vice President		Name: Barry Schofield Title: Vice President, Corporate Finance & Treasurer

Schedule 1 to Sixth Amendment

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	OUTBRAIN INC.

The undersigned, in his or her capacity as authorized officer of Outbrain Inc. (“Borrower”) and not in her or her individual capacity certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”): (1) Borrower is in complete compliance for the period ending _________________________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No
Borrowing Base Reports	Monthly within 7 Business Days and with each request for an Advance	Yes No
Projections	FYE within 30 days	Yes No
409A Report	As completed, but at least annually	Yes No
Capitalization Table	As updated, but at least annually	Yes No
The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None).

Financial Covenants	Required	Actual	Complies
Maintain as indicated:
Liquidity Ratio	1.15:1.00	_____:1.00	Yes No
EBITDA	*	$ _____	Yes No

*See Section 6.9(b)

Streamline Period		Applies

Liquidity Ratio > 1.75:1.00 or Uncapped Availability Ratio > 1.50:1.00	Prime + 0.25%	Yes No
Liquidity Ratio ≤ 1.75:1.00 and Uncapped Availability Ratio < 1.50:1.00	Prime + 0.75%	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

OUTBRAIN INC.

By:
Name:
Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER
Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status:   Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.	Liquidity Ratio (Section 6.9(a))

Required:	Maintain at all times, to be certified to Bank as of the last day of each month, a Liquidity Ratio of greater than 1.15 to 1.00. In connection therewith, Borrower shall also comply with the requirement set forth in the definition of Quick Assets.

Actual:

A.	Aggregate value of Borrower’s unrestricted and unencumbered cash	$ ____

B.	Aggregate value of Borrower’s net billed accounts receivable, determined according to GAAP	$ ____

C.	Quick Assets (the sum of lines A and B)	$ ____

D.	Aggregate value of accounts payable of Borrower	$ ____

E.	Aggregate value of traffic acquisition cost accruals	$ ____

F.	Line C minus line D minus line E	$ ____

G.	Aggregate value of all Obligations	$ ____

H.	Liquidity Ratio (line E divided by line G)	_____

Is line H greater than 1.15:1:00?

_____ No, not in compliance	_____ Yes, in compliance

Is the unrestricted and unencumbered cash of Borrower in Deposit Accounts at Bank equal to or greater than $12,500,000?

_____ No, not in compliance	_____ Yes, in compliance

II.	EBITDA (Section 6.9(b))

Required:	Achieve, measured as of the last day of each period set forth below on a trailing six (6) month basis, EBITDA of at least the following amounts:

Period	Minimum EBITDA
March 31, 2020	$4,500,000
June 30, 2020	$3,500,000
September 30, 2020	$3,500,000
December 31, 2020	$11,500,000
March 31, 2021 and thereafter	To be mutually agreed upon by Bank and Borrower on or prior to March 20, 2021 and demonstrate not less than $15,000,000 in EBITDA for fiscal year 2021”

Actual: all amounts measured on a trailing six (6) month basis:

A.	Net Income of Borrower	$ _____
B.	To the extent included in the determination of Net Income:
	1. Interest Expense	$ _____
	2. Depreciation expense	$ _____
	3. Amortization expense	$ _____
	4. To the extent deducted in the calculation of Net Income, federal, state and local income taxes, whether paid, payable or accrued	$ _____
	5. Non-cash expenses reflected in Net Income in an amount not to exceed $2,500,000 in any fiscal year	$ _____
	6. Non-cash stock compensation expense	$ _____
	7. Non-recurring add-backs in an amount not to exceed $2,500,000 in any fiscal year	$ _____
	8. Other add-backs to EBITDA approved by Bank on a case-by-case basis in its sole discretion (including non-recurring deal related costs, such approval not to be unreasonably withheld)	$ _____
	9. The sum of lines 1 through 8	$ _____
C.	EBITDA (line A plus line B.9)	_____

Is line C at least (loss not worse than) $ _____________?

_____ No, not in compliance	_____ Yes, in compliance

III.	Streamline Period (Liquidity Ratio or Uncapped Availability Ratio)

Was the Liquidity Ratio set forth in line H above greater than 1.75:1:00 for each consecutive day in the immediately preceding calendar month?

_____ No, not in Streamline Period	_____ Yes, in Streamline Period

Uncapped Availability Ratio:

A.	Borrowing Base	$ ____

B.	Aggregate value of all Obligations of Borrower to Bank including the amount of all outstanding Letters of Credit, but excluding all Obligations under the Mezzanine Loan Agreement	$ ____

C.	Uncapped Availability Ratio (line A divided by line B)	_____

Was the Uncapped Availability Ratio set forth in line C above greater than 1.50:1:00 for each consecutive day in the immediately preceding calendar month?

_____ No, not in Streamline Period	_____ Yes, in Streamline Period

Schedule 2 to Sixth Amendment

Updated Perfection Certificate

(Attached.)

To: Silicon Valley Bank	Perfection Certificate

Notes:

1.	This is a form designed to be completed in Microsoft Word.

2.	If there is not enough space for your answer, use the continuation sheet at the end of this form or attach a separate Word document with the additional information.

3.	When completed, submit this form by e-mail or fax to Silicon Valley Bank. Please also print this form and submit a hard copy signed by an officer of the Company.

4.	This completed and executed certificate is a condition to closing and funding the loan. Information contained herein may have an impact on the drafting of the loan documents. The sooner this completed certificate is received by Silicon Valley Bank, the more likely it is that the transaction can be finalized in a timely manner.

PERFECTION CERTIFICATE

TO:	SILICON VALLEY BANK

The undersigned, the Vice President, Corporate Finance & Treasury of Outbrain Inc. (the “Company”), hereby represents and warrants to you on behalf of the Company as follows:

1.	NAMES OF THE COMPANY

a.            The name of the Company as it appears in its current Articles or Certificate of Incorporation is:

Outbrain Inc.

b.           The federal employer identification number of the Company is:

20 5391629

c.            The Company is formed under the laws of the State of

Delaware

d.           The organizational identification number issued to the Company under its jurisdiction of formation is:

4203949

e.            The Company transacts business in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):

Throughout the USA and internationally. The Company has offices in: New York, Illinois, California, Brazil, the United Kingdom, Spain, France, Germany, Italy, Israel, Slovenia, Netherlands, Belgium, Singapore, Japan and Australia. The Company’s data centers are located in: New Jersey, Illinois and California.

To: Silicon Valley Bank	Perfection Certificate

f.             The Company is duly qualified to transact business as a foreign entity in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):

The Company is duly qualified to transact business in the following states: California, Colorado, Delaware, Georgia, Illinois, Michigan, Minnesota, North Carolina, Ohio, Texas, Washington, New York

g.            Does the Company have any employee(s) performing work in the State of California?

Yes          ☒          No          ☐

h.            The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use	Note whether prior legal name, fictitious name, d/b/a, trade name, etc.
N/A

h.            The following are the legal names and jurisdictions of formation of all entities which have been merged into the Company during the past five years:

Legal Name of Merged Entity	Entity Jurisdiction of Formation	Year of Merger
N/A

i.             The following are the legal names and addresses (including jurisdictions of formation) of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Legal Name	Jurisdiction of Formation / Address	Date of Acquisition	Type of Property
Outbrain AMC LLC	Delaware	October 2015	IP, computers, and contracts
Monitization Advanced Advertising Technologies Ltd.	Israel	2018	IP, license to their AdNgin technology
Zemanta Holding USA, Inc.	Delaware	July 13, 2017
Ligatus GmbH	Germany	April 1, 2019

To: Silicon Valley Bank	Perfection Certificate

2.	EQUITY-RELATED MATTERS

a.	Is the Company publicly-traded or privately held?

Public ☐	Private ☑

b.	If public, provide the following information:

Date of Listing
Exchange (e.g., NASDAQ, NYSE, LSE, etc.)
Ticker/Trading symbol
Tax/Accounting Year
Is the Company current in its SEC and/or other reporting?
Last report filed

c.	If private, attach a current capitalization table as a schedule.

3.	PARENT/SUBSIDIARIES OF THE COMPANY

a.            The legal name of each subsidiary and parent of the Company is as follows. (A “parent” is an entity directly owning more than 50% of the outstanding capital stock of the Company. A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is directly owned by the Company.)

Name	Subsidiary/Parent	Fed. Employer ID No.
Outbrain UK Ltd	Sub ☑ Parent ☐
Outbrain Israel Ltd	Sub ☑ Parent ☐
Outbrain Singapore Pty. Ltd	Sub ☑ Parent ☐
Outbrain Australia PTY Ltd	Sub ☑ Parent ☐
Outbrain Monetizacao de Contuedo Ltda	Sub ☑ Parent ☐
Outbrain Japan KK	Sub ☑ Parent ☐
Outbrain Germany Gmbh	Sub ☑ Parent ☐
Outbrain New Zealand Limited	Sub ☑ Parent ☐
Outbrain India Private Limited	Sub ☑ Parent ☐
Outbrain AMC LLC	Sub ☑ Parent ☐
Zemanta Holding USA, Inc.	Sub ☑ Parent ☐
Ligatus GmbH	Sub ☑ Parent ☐
Ligatus, S.L.U. (Spain)	Sub ☑ Parent ☐
Ligatus S.r.l. (Italy)	Sub ☑ Parent ☐
Outbrain Netherlands B.V. (NL)	Sub ☑ Parent ☐
Outbrain Belgium BVBA (BE)	Sub ☑ Parent ☐
Outbrain France SAS (France)	Sub ☑ Parent ☐
New Ottawa, Inc.	Sub ☑ Parent ☐
Ottawa Merger Sub, Inc.	Sub ☑ Parent ☐

To: Silicon Valley Bank	Perfection Certificate

b.       The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation
Outbrain UK Ltd	United Kingdom	December 29, 2010
Outbrain Israel Ltd	Israel	September 5, 2006
Outbrain Singapore Pty. Ltd	Singapore	July 10, 2012
Outbrain Australia PTY Ltd	Australia	July 4, 2012
Outbrain Monetizacao de Contuedo Ltda	Brazil	April 18, 2013
Outbrain Japan KK	Japan	October 3, 2013
Outbrain India Private Limited	India	August 4, 2015
Outbrain Germany Gmbh	Germany	August 1, 2014
Outbrain New Zealand Limited	New Zealand	August 24, 2016
Outbrain AMC LLC	Delaware	September 10, 2015
Zemanta Holding USA, Inc.	Delaware	July 13, 2017
Ligatus GmbH	Germany	April 1, 2019
New Ottawa, Inc.	Delaware	September 27, 2019
Ottawa Merger Sub, Inc.	Delaware	September 27, 2019

c.       The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by each subsidiary of the Company or used during the past five years:

Name	Subsidiary
N/A

To: Silicon Valley Bank	Perfection Certificate

d.       The following are the names of all entities which have been merged into a subsidiary of the Company during the five years:

Name	Subsidiary
Visual Revenue Inc.	Visual Revenue LLC
Zemanta Holding USA, Inc.	Zemanta, Inc.
OBL Inc.; OBL Acquisition Inc.	Ligatus GmbH

e.       The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Address	Date of Acquisition	Type of Property	Subsidiary
Access Media Corp.		October 21, 2015	All tangible and intangible property	Outbrain AMC LLC
Zemanta, Inc.	N/A	July 13, 2017	All tangible and intangible property	Zemanta Holding USA,
Ligatus GmbH	N/A	April 1, 2019	All tangible and intangible property	Ligatus, S.L.U. (Spain); Ligatus S.r.l. (Italy); Outbrain Netherlands B.V. (NL); Outbrain Belgium BVBA (BE); Outbrain France SAS (France)

To: Silicon Valley Bank	Perfection Certificate

4.	LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.        The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary
39 W 13th Street, New York, New York 10011	Outbrain Inc.
Outbrain AMC LLC
Zemanta Holding USA, Inc.
100 New Oxford Street, 4th Floor London W1F 7TY, UK	Outbrain UK Ltd Outbrain Germany Gmbh
6 Arye Regev Street, 1st & 2nd Floor, Netanya, Israel 4250213	Outbrain Israel Ltd
Outbrain Singapore Pty. Ltd
Outbrain Australia PTY Ltd
Outbrain New Zealand Ltd
Outbrain India Private Limited
Rua Leopold Couto de Magalhães Jr. 758, 11o andar, São Paulo – SP – 04542-000 – Brazil	Outbrain Monetizacao de Contuedo Ltda
Ebisu SA building, 1-20-5 Ebisu nishi, Shibuya-ku, Tokyo	Outbrain Japan KK
Zemanta d.o.o. Celovska 32 SI-1000 Ljubljana Slovenia	Zemanta, Inc.
Christophstr. 19, 50670 Koln	Ligatus GmbH

b.       The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

Complete street and mailing address, including county	Name of Company/Subsidiary	Equipment/Inventory/other Collateral
13 W 39th Street, 3rd Floor New York, NY 10011	Outbrain Inc.	Office furniture & computer equipment
35-39 W 33rd Street, Apartments 4A, 6B, 7B, 8A, and 20A
150 North Wacker Drive, Chicago, IL 60606
“home” address: 2 Embarcadero Center, San Francisco, CA 94111 (WeWork)
175 High Holborn, London WC1V 7AA	Outbrain UK Ltd	Office furniture & computer equipment
Gran Vía, 30, Planta 5, Madrid Spain 28013
Oberanger 28, 80331 München
Via Nino Bixio 7, Milan, floor 3,
224 Faubourg Saint Honore, Paris, France

To: Silicon Valley Bank	Perfection Certificate

Joop van Den Endeplein 1, 1217 WJ Hilversum, Netherlands	Ligatus GmbH	Office furniture & computer equipment
10 rue chaptal, 75009 Paris
Christophstr. 19, 50670 Koln
Nieuwezijds Voorburgwal 162, Amsterdam
Louis Schmidtlaan 87 Blvd, 1040, Etterbeek (Belgium)
Via Sant’Antonio 5, 20122 Milano
6 Arye Regev Street, 1st 2nd, and 5th Fl., Netanya, Israel 4250213	Outbrain Israel Ltd	Office furniture & computer equipment
WeWork 71 Robinson, 71 Robinson Road, Singapore 068895	Outbrain Singapore Pty. Ltd	Office furniture & computer equipment
Unit 9, Corporate Park II, 9th Fl, Chembur, Mumbai 400071	Outbrain India Private Limited	Office furniture & computer equipment
28-111; 161 Castlereagh Street, Sydney, NSW 2000	Outbrain Australia PTY Ltd	Office furniture & computer equipment
Juscelino Kubitschek Avenue, 2041 – 12 floor – ZIP Code 04543-011 – São Paulo – SP - Brazil	Outbrain Monetizacao de Contuedo Ltda	Office furniture & computer equipment
Ebisu SA building, 1-20-5 Ebisu nishi, Shibuya-ku, Tokyo	Outbrain Japan KK	Office furniture & computer equipment
Outbrain Cage IE136 c/o ServerCentral, 2200 Busse Road, Elk Grove Village, IL, 60007	Outbrain Inc.	Data center / serving equipment
Outbrain / Internap, 1 North Enterprise Ave, Secaucus, NJ 07094
Raging Wire Data Centers 1625 National Dr (CA3) Sacramento, CA 95834
Zemanta d.o.o. Celovska 32 SI-1000 Ljubljana Slovenia	Zemanta, Inc.	Office furniture & computer equipment
Zemanta – Data centers: Washington WDC-01 Data Center	Zemanta, Inc.	Data center / serving equipment

To: Silicon Valley Bank	Perfection Certificate

9651 Hornbaker Road Manassas, VA 20109, United States

Amsterdam AMS-01 Data Center

J.W. Lucasweg 35, 2031 BE Haarlem, The Netherlands

Hong Kong HKG-10 Data Center

11 Chun Kwong Street, Tseung Kwan O Industrial Estate,

New Territories, Hong Kong

c.      The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory, equipment, or other property or that of its subsidiaries:

Name and complete mailing address of third party	Description of assets held with third party including estimated FMV	Name of Company/Subsidiary
N/A

5.	SPECIAL TYPES OF COLLATERAL

a.           The Company and its subsidiaries own (or have any ownership interest in) the following kinds of assets. Overview explanation

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐	No ☑
Software registered with the U.S. Copyright Office	Yes ☐	No ☑
Software not registered with the U.S. Copyright Office	Yes ☐	No ☑
Patents and patent applications	Yes ☐	No ☐
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes ☑	No ☐
Licenses to use trademarks, patents and copyrights of others	Yes ☑	No ☐
Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company and/or its subsidiaries or with respect to their assets, properties, or businesses	Yes ☐	No ☑
Stocks, bonds or other securities held by the Company or its subsidiaries in other entities (Company or sub is the stock owner)	Yes ☐	No ☑
Promissory notes, or other instruments or evidence of indebtedness issued in favor of the Company or any of its subsidiaries (Company or sub is the lender)	Yes ☐	No ☑
Leases of equipment, security agreements naming the Company or its subsidiaries as secured party or other chattel paper (Company or sub is the lessor/secured party)	Yes ☑	No ☑
Aircraft	Yes ☐	No ☑
Vessels, Boats or Ships	Yes ☐	No ☑
Railroad Rolling Stock	Yes ☐	No ☑
Motor Vehicles	Yes ☐	No ☑

To: Silicon Valley Bank	Perfection Certificate

If the answer is “yes” to any of the above questions, attach a Schedule 5(a) listing each asset owned by the Company and/or its subsidiaries (separately identified and scheduled for each entity) and identifying which party owns the asset, the relevant jurisdiction (such as IP registered in non-U.S. jurisdictions or the jurisdiction under which a motor vehicle is registered), each registration, application, or other identification number, and all other relevant information. In the cases of licenses, include the relevant parties and the specific property being licensed, and, if any licenses are material to the Company’s and/or any of its subsidiaries’ business, provide copies of such licenses.

b.       The following are all banks, brokerages, or financial institutions at which the Company and its subsidiaries maintain deposit or securities accounts:

Institution Name and Address	Account Number	Average Monthly Balance in Account	Name of Account Owner
Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	3300992448	$102,875 USD	Outbrain Inc.
	6600000031	$13,907.077 USD
	3301163387	ZBA
	00500009274	$488,260 AUD
	00500009240	$590,245 SGD
	0050009255	ILS 158,840
	00500009289	$41,528.00 CAD
	0500138806	5,165,347 Euro
HSBC 133 Regent Street, UK W1B 4HX, UK	84028820	€35,069	Outbrain UK Ltd
	189/8843/005	€20,993
	84028839	€0
	74400725	€346,495
	71478822	€ 7,660,675
	73930660	€ 100,538
	73930679	€ 150,184
	74201124	£ 668,809
	6414	€ 516,419
	71481369	$1,478,205 USD
Leumi Bank	744-111100/30	ILS 5,251,511	Outbrain Israel Ltd

To: Silicon Valley Bank	Perfection Certificate

HSBC 133 Regent Street, UK W1B 4HX, UK	011-472891-001	$294,791 AUD	Outbrain Australia PTY Ltd
	011-472891-091	$0 USD
OCBC 65 Chulia St. Singapore	641795349001	$134,333 SGD	Outbrain Singapore Pty. Ltd
	503134744301	$33,201 USD
Shinsei Bank 4-3, 2 chrome, Muromachi, Nihombashi, Chuo-ku, Tokyo 103-8303	4006398575	426,397,188 JPY	Outbrain Japan KK
	4006491641	$1,143,070 USD
Banco Itau Av. Jardim Japao, 1420 Jardim Brasil, Sao Paulo - SP	61895-6	BRL 17,460,551	Outbrain Monetizacao de Contuedo Ltda
HSBC Trinkaus & Burkhardt AG Königsallee 21/23 40212 Düsseldorf Germany	1/4009/019	€ 104,921	Outbrain Germany Gmbh
Axis Bank Block No 3.Ground Floor, 120,Dinshaw Vachha Road Opp K.C.College, Churchgate Mumbai 400020	917020063559067	INR 47,905,452	Outbrain India
UniCredit Banka Slovenija Smartinska 140 SI 1000 Ljubjana	SI56 2900 0005 0148 954	€ 307,077	Zemanta d.o.o
Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	3300961446 3301299706 3301140229	$3,317,052 USD $0 $232 USD	Outbrain Inc (Zemanta)
Deutsche Bank Alter Wall 53 Street 20457 Hamburg	20070000/03019860000	€ 473,305	Ligatus GmbH
Deutsche Bank Sussrsale de Paris 23-25 Avene Franklin Roosevelt Paris 75008	10510092002	€165,153	Outbrain France SAS
Deutsche Bank Via Flippo Turati 25-27 Milan, Italy 20121	460770152	€31,903	Ligatus S.R.L
Deutsche Bank	BE85826000600306	€77,943	Outbrain Belgium BVBA
Deutsche Bank	00190030614010220115	€20,771	Ligatus SL
ING Antwoordnummer 6135 8900VC Leeuwarden, Netherlands	652280420	€35,042	Outbrain Netherlands B.V.

To: Silicon Valley Bank	Perfection Certificate

[1]	Euro Limit €6,000,000 (€6.5M)
[2]	GBP Limit: £3,000,000 (£668K)
[3]	USD Limit: $2,500,000 ($1.4M)
[4]	Offshore Limit: 15,000,000 (totals USD $12.3M)

c.           The following is a list of all payment transmitters or services (including, but not limited to: PayPal, Stripe, Square, Dwolla, Bitcoin, or similar services) at or through which the Company and/or its subsidiaries hold, deposit, or transmit funds:

Name of Company/Subsidiary	Name of Payment Transmitter/Service	Type of Account	Account ID/Name	Average Monthly Balance in Account
N/A

d.            Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company? The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant
N/A

6.	DEBT/ENCUMBRANCES

a.            The Company and its subsidiaries have the following outstanding debt for money borrowed (whether or not convertible) (please attach copies of all instruments evidencing the debt):

Name and Address of Lender	Original Principal Amount/ Principal Outstanding	Maturity Date	Secured/Unsecured (if secured, complete 6(b))
Silicon Valley Bank 3003 Tasman Drive; Santa Clara, CA 95054	0.00	November 2, 2021	Secured
Dell Financial Services One Dell Way Round Rock, TX	$7.5M	Various (3 year lease terms)	Secured

Do not list debt that is to be repaid prior to or concurrently with the SVB loan.

To: Silicon Valley Bank	Perfection Certificate

b.       The Company’s and its subsidiaries’ properties are subject to the following liens or encumbrances:

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Name of Company/Subsidiary
Spansion Israel Ltd.	Lien on rent deposit	Outbrain Israel LTD
The New School	LOC issued by SVB $1,150,000 re: year of rent	Outbrain Inc.
SVF North Wacker Chicago	LOC issued by SVB $19,521 for Chicago office	Outbrain Inc.
HSBC	Bank Guarantee for €346,333 for German and French offices	Outbrain UK Ltd.
Dell Financial Services	Data center equipment	Outbrain Inc.

Do not list liens that are to be terminated prior to or concurrently with the SVB loan.

7.	GOVERNMENT REGULATION

The Company and its subsidiaries are subject to regulation by the following federal, state or local government entity or any department, agency, or instrumentality thereof:

Name of Regulatory Entity	Description of Regulation	Company/Subsidiary
N/A

8.             LITIGATION

a.        The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

1.       On April 18, 2019, an Application For The Approval of a Class Action Lawsuit (“Application”) was filed against, inter alia, Outbrain Inc. and Outbrain Israel Ltd., with the District Court of Tel Aviv – Jaffa in Israel, alleging violations of Israel’s Consumer Protection Law. The claim is on account of advertising on publishers sites, which the plaintiffs allege is not sufficiently labeled to allow the reader to distinguish between articles (editorial) and promotional content. As of the date of this report, the litigation is in preliminary stages and we are therefore unable to reasonably estimate the possible loss or range of loss, if any.

2.       In connection with debt collection efforts against Superbalife International, LLC, the Company’s debt collection agency (Szabo) filed on October 31, 2019, a formal claim against Superbalife to recover the unpaid debt. On January 31, 2020, Superbalife filed a cross-complaint alleging that Outbrain did not deliver on the services it promised (claims include beach of covenant of good faith and fair dealing, fraud, negligent misrepresentation and unjust enrichment). Outbrain believes the debt is legitimately owed to us and these counter-claims have no merit. The litigation is in preliminary stages and we are therefore unable to reasonably estimate the possible loss or range of loss, if any.

To: Silicon Valley Bank	Perfection Certificate

b.            The following are the only claims which the Company has against others (other than claims on accounts receivable), which the Company is asserting or intends to assert, and in which the potential recovery exceeds $50,000:

(see above)

9.	TAXES

The following taxes are currently outstanding and unpaid:

Assessing Authority	Amount and Description
None	n/a

10.	INSURANCE BROKER

The following broker handles the Company’s property and liability insurance:

Broker	Contact	Telephone	Fax	Email
Rollins Insurance / Brown & Brown of NY, Inc.	John P. Moccia	914-406-8314	914-337-1596	jmoccia@bbinsy.com

11.	OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Office/Title	Name of Officer	Name of Company/Subsidiary
Co-CEO	Yaron Galai	Outbrain Inc.
Co-CEO	David Kostman	Outbrain Inc.
CFO	Elise Garafalo	Outbrain Inc.
CTO	Ori Lahav	Outbrain Inc.

To: Silicon Valley Bank	Perfection Certificate

N/A – No officers	Outbrain UK Ltd
Outbrain Israel Ltd
Outbrain Singapore Pty. Ltd
Outbrain Australia PTY Ltd
Outbrain Monetizacao de Contuedo Ltda
Outbrain Japan KK
Outbrain India Private Limited
Outbrain New Zealand Ltd
Outbrain Germany Gmbh
Outbrain AMC LLC
Zemanta Holding USA, Inc.
Ligatus GmbH

12.	IRS FORM W9

The Company’s completed and executed IRS Form W9 is attached hereto as Exhibit A.

13.	LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm / address	Telephone	Fax	Email
Miriam Cohen	Loeb & Loeb LLP	212-407-4103	646.417.7487	mcohen@loeb.com

14.	BENEFICIAL OWNERSHIP INFORMATION

a.	Is the Company any of the following:

(i)	a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(ii)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;

To: Silicon Valley Bank	Perfection Certificate

(iii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or

(iv)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes ☐	No ☒

If yes, no further information is required for Sections 14(b), 14(c) or 14(d) below. If no, continue to Section 14(b).

b.       Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes ☐	No ☒

If yes, skip to Section 14(d) below. If no, continue to Section 14(c).

c.         Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes ☐	No ☒

If yes, complete the following information. If no, continue to Section 14(d) below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

d.       Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions. If appropriate, an individual listed in Section 14(c) above may also be listed here.

To: Silicon Valley Bank	Perfection Certificate

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1	David Kostman (Co- CEO)	12/31/1964	62 Beach Street, Apt 3D New York NY 10013	###-##-#### US Citizen

The Company acknowledges that SVB’s acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on SVB’s part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of SVB’s authorized officers

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in this Perfection Certificate is true, complete and correct.

Date: March 27, 2020

By:	/s/ Barry Schofield
Name:	Barry Schofield
Its:	Vice President,
Corporate Finance & Treasury
E-mail:	bschofield@outbrain.com
Phone:	646-586-8957
Fax:

Continuation Page—Additional Information

To: Silicon Valley Bank	Perfection Certificate

Exhibit A

IRS Form W9

See attached.

OUTBRAIN CAP TABLE

Period End	31-Dec-19

Total Authorized	110,812,435	7,065,907	14,565,760	6,477,447	5,735,026	1,080,197	5,343,425	5,666,172	1,269,223
Stockholders	Common Stock	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Total Preferred Stock	Total	% Outstanding Shares Ownership	% Fully Diluted Ownership
Early Common Stockholders	4,034,620	-	-	-	-	-	-	-		-	4,034,620	5.37%	4.30%

Early Preferred Stockholders	7,174,385	742,836	862,645	798,529	35,350	-	119,269	385,300	-	2,943,929	10,118,314	13.45%	10.78%

Venture Capital Groups and Other Preferred Stockholders										-
Marshfield Advisers, LLC								1,699,851		1,699,851	1,699,851	2.26%	1.81%
MTS Investments Inc.	343,056	-	-	83,645	-	-	100,000	-		183,645	526,701	0.70%	0.56%
Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd.	343,056	95,285	-	106,879	-	-	-	-		202,164	545,220	0.73%	0.58%

Startify A.S. (1992) Ltd. (fka Sigma Investments (1992) Ltd.)	74,517	-	-	-	-	-	-	-		-	74,517	0.10%	0.08%
Viola Ventures, III L.P.	-	-	7,282,880	1,784,105	814,239	-	298,174	566,617		10,746,015	10,746,015	14.29%	11.45%
Gemini	914,815	2,834,053	2,603,211	1,589,920	-	-	372,717	-		7,399,901	8,314,716	11.06%	8.86%
Harbourvest	-	-	-	-	-	-	2,415,207	-		2,415,207	2,415,207	3.21%	2.57%
Index	649,548	279,840	-	-	2,931,262	-	298,174	-		3,509,276	4,158,824	5.53%	4.43%
Lightspeed Venture Partners VII, L.P.	914,815	3,113,893	2,603,211	1,624,637	1,954,175	-	447,261	-		9,743,177	10,657,992	14.17%	11.35%
RH Internet II LLC	-	-	1,213,813	489,732	-	-	596,347	-		2,299,892	2,299,892	3.06%	2.45%
Susquehanna Growth Equity Fund IV, LLLP	-	-	-	-	-	-	-	1,903,821		1,903,821	1,903,821	2.53%	2.03%
Vintage	100,000	-	-	-	-	-	670,891	566,617		1,237,508	1,337,508	1.78%	1.42%
Nikkei Inc.	-	-	-	-	-	-	-	113,323		113,323	113,323	0.15%	0.12%
Dentsu Inc	-	-	-	-	-	-	-	296,684		296,684	296,684	0.39%	0.32%

Visual Revenue Stockholders (Acquisition)	65,208		-	-	-	1,080,197	-	-		1,080,197	1,145,405	1.52%	1.22%

Revee Stockholders (Acquisition)	532,713	-	-	-	-	-	-	-		-	532,713	0.71%	0.57%

Zemanta Stockholders (Acquisition)									1,211,912	1,211,912	1,211,912	1.61%	1.29%

Gruner + Jahr GmbH (Acquisition)	5,206,593									-	5,206,593	6.92%	5.55%
Gruner + Jahr GmbH (Loeb Escrow)	918,811									-	918,811	1.22%	0.98%

Monetization Advanced Technologies LTD (Adngin)
(Acquisition)									22,664	22,664	22,664	0.03%	0.02%
										-
Current and Former Employees	6,921,198	-	-	-	-	-	-	-		-	6,921,198	9.20%	7.37%

Common Stock and Preferred Stock	28,193,335	7,065,907	14,565,760	6,477,447	5,735,026	1,080,197	5,318,040	5,532,213	1,234,576	47,009,166	75,202,501	100.00%	80.11%
											-
Stock Options Outstanding											8,171,008		8.70%

Warrants											1,070,852		1.14%

Stock Awards, RSAs, RSUs Unvested											4,373,427		4.66%

SARs											7,371		0.01%

Shares Available for Issuance Under Option Plan											5,048,216		5.38%

Grand Total	28,193,335	7,065,907	14,565,760	6,477,447	5,735,026	1,080,197	5,318,040	5,532,213	1,234,576	47,009,166	93,873,375	100.00%	100.00%

Outbrain Patent Portfolio Report

Reference #	Type	Status	Country ID	Title	Serial #	Filed Date	Publication #	Publication Date	Patent #	Issue Date	Inventor Names Combined
26136-0003 L0002	UTL	ISSUED	US	SYSTEM AND METHOD FOR PROVIDING FEED-BASED ADVERTISEMENTS	13/676,471	11/14/2012	US-2013-0132191-A1	5/23/2013	10,354,274	7/16/2019	Galai, Yaron Sasson, David Hochman, Itai Elisha, Amit
26136-0009 L0009	UTL	ISSUED	US	SYSTEM AND METHOD FOR RANKING, ALLOCATION AND PRICING OF CONTENT RECOMMENDATIONS	14/055,291	10/16/2013			10,275,795	4/30/2019	Karidi, Ron Galai, Yaron
26136-0010 L0010	UTL	ISSUED	US	YIELDING CONTENT RECOMMENDATIONS BASED ON SERVING BY PROBABILISTIC GRADE PROPORTIONS	13/956,865	8/1/2013			10,304,081	5/28/2019	Boshy, Shlomy Shlomo, Yatir Ben Galai, Yaron
26136-0011 L0011	UTL	ISSUED	US	COLLABORATIVE FILTERING OF CONTENT RECOMMENDATIONS	14/193,900	2/28/2014			9,324,028	4/26/2016	Boshy, Shlomy Galai, Yaron
26136-0013	UTL	ISSUED	US	RECOMMENDATION SOURCE-RELATED USER ACTIVITY CALCULATOR	14/266,171	4/30/2014			9,432,471	8/30/2016	Boshy, Shlomy Galai, Yaron
26136-0021 L0021	UTL	ISSUED	US	Systems and Methods for Identifying and Measuring Trends in Consumer Content Demand Within Vertically Associated Websites and Related Content	12/367,968	2/9/2009	US 2009-0204478 A1	8/13/2009	10,269,024	4/23/2019	Kaib, Paul Edward Walker, Brent Allen Hofmann, Joshua Michael Freishtat, Gregg
26136-0026 L0023X1	UTL	ISSUED	US	Systems and Methods for Curating Content	12/965,417	12/10/2010	US 2011-0202827 A1	8/18/2011	10,607,235	3/31/2020	Freishtat, Gregg S. Kaib, Paul Edward
26136-0028 L0023X3	UTL	ISSUED	US	Systems and Methods for Presenting Content	12/965,440	12/10/2010	US 2011-0161479 A1	6/30/2011	9,396,485	7/19/2016	Freishtat, Gregg S. Kaib, Paul Edward
26136-0030 L0023X1X	UTL	ALLOWED	US	SYSTEMS AND METHODS FOR CURATING CONTENT	13/665,250	10/31/2012	US 2013-0060858 A1	3/7/2013			Freishtat, Gregg S. Kaib, Paul Edward Sehr, Daniel
26136-0034 L0034 TRK1	UTL	ISSUED	US	CONTENT POSITION RECOMMENDATIONS	14/312,948	6/24/2014			9,552,437	1/24/2017	Mortensen, Dennis R. Poon, Alex Vijayaraghavan, Varun
26136-0038	UTL	ISSUED	US	SYSTEM AND METHOD FOR PERSONALIZED CONTENT RECOMMENDATIONS	14/146,279	1/2/2014			10,521,824	12/31/2019	Boshy, Shlomy Galai, Yaron
26136-0041	UTL	ISSUED	US	METHOD FOR EXTRACTING A COMPACT REPRESENTATION OF THE TOPICAL CONTENT OF AN ELECTRONIC TEXT	10/350,869	1/24/2003			7,587,381	9/8/2009	Remy, Martin Nieker, Steven
26136-0043	UTL	ISSUED	US	CONTENT TITLE USER ENGAGEMENT OPTIMIZATION	14/529,667	10/31/2014			10,607,253	3/31/2020	Shachar, Amir Shlomo, Yatir Ben Bennett, Alexandra Selhi, Kevin S.
26136-0045	UTL	ISSUED	US	PROVISIONING PERSONALIZED CONTENT RECOMMENDATIONS	14/657,457	3/13/2015	US-2015-0269488-A1	9/24/2015	10,165,069	12/25/2018	Sternlicht, Daniel Tamir, Ido Hochman, Itai Porat, Ohad Ben Kuntsman, Romi
26136-0046	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,494	3/31/2015			D743431	11/17/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0047	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,500	3/31/2015			D743989	11/24/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0048	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,501	3/31/2015			D745032	12/8/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0049	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,506	3/31/2015			D743990	11/24/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0050	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,511	3/31/2015			D745033	12/8/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel

26136-0051	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,515	3/31/2015	D745034	12/8/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0052	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,517	3/31/2015	D745035	12/8/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0053	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,519	3/31/2015	D744517	12/1/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0054	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/522,526	3/31/2015	D743991	11/24/2015	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0056	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,937	10/9/2015	D759,097	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0057	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,940	10/9/2015	D759,098	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0058	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,942	10/9/2015	D759,099	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0059	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,943	10/9/2015	D759,100	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0061	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,961	10/9/2015	D759,105	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0063	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,951	10/9/2015	D759101	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0065	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,956	10/9/2015	D759,102	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0066	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,957	10/9/2015	D759,103	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0067	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,960	10/9/2015	D759,104	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0068	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,967	10/9/2015	D759,106	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0069	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,968	10/9/2015	D759,107	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0072	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,984	10/9/2015	D759,108	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0073	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	29/541,991	10/9/2015	D759,109	6/14/2016	Pal, Savitha Thankam Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0074	DES	ISSUED	US	MOBILE DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/548,888	12/17/2015	D775,152	12/27/2016	Perach, Ofer Knablein, Uta Erental, Amit
26136-0075	DES	ISSUED	US	MOBILE DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/548,904	12/17/2015	D775,153	12/27/2016	Perach, Ofer Knablein, Uta Erental, Amit
26136-0076	DES	ISSUED	US	MOBILE DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/548,907	12/17/2015	D775,154	12/27/2016	Perach, Ofer Knablein, Uta Erental, Amit
26136-0077	DES	ISSUED	US	MOBILE DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/548,938	12/17/2015	D775,155	12/27/2016	Perach, Ofer Knablein, Uta Erental, Amit

26136-0078	DES	ISSUED	US	MOBILE DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/548,945	12/17/2015			D775,156	12/27/2016	Perach, Ofer Knablein, Uta Erental, Amit
26136-0079	DES	ISSUED	US	MOBILE DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/548,952	12/17/2015			D775,157	12/27/2016	Perach, Ofer Knablein, Uta Erental, Amit
26136-0082	DES	ISSUED	US	DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/554,194	2/9/2016			D800,738	10/24/2017	Xu, Eric Campbell, Anita Katherine
26136-0084	DES	ISSUED	EU	MOBILE DEVICE SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	001446025	2/19/2016			001446025	2/19/2016	Perach, Ofer Knablein, Uta Erental, Amit
26136-0086	DES	ISSUED	EU	ELECTRONIC DEVICE DISPLAY	001447353	3/31/2016			001447353	3/31/2016	Simchi, Shaked Solomon, Avi
26136-0087	DES	ISSUED	EU	DEVICE DISPLAY OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	001447361	3/31/2016			001447361	3/31/2016
26136-0090	UTL	PUBLISHED	US	SYSTEMS AND METHODS FOR PRESENTING CONTENT	15/170,229	6/1/2016	US 2016-0275127 A1	9/22/2016			Freishtat, Gregg S. Kaib, Paul Edward
26136-0091	UTL	ISSUED	US	USER ACTIVITY MEASUREMENT RELATING TO A RECOMMENDATION SOURCE	15/221,032	7/27/2016			9,787,788	10/10/2017	Boshy, Shlomy Galai, Yaron
26136-0092	DES	ISSUED	US	DEVICE DISPLAY OR PORTION THEREOF WITH A MESSAGING GRAPHICAL USER INTERFACE	29/582,646	10/28/2016			D832,291	10/30/2018	Pal, Savitha Thankam Regev, Oded Ben-Itzhak, Yuval
26136-0094	DES	ISSUED	EU	DEVICE DISPLAY OR PORTION THEREOF WITH A MESSAGING GRAPHICAL USER INTERFACE	001454078	11/3/2016			001454078	11/3/2016	Pal, Savitha Thankam Regev, Oded Ben-Itzhak, Yuval
26136-0099	DES	ISSUED	US	ELECTRONIC DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/625,166	11/7/2017			D850,466	6/4/2019	Ari, Aynat Ben Aghion, Oren Elster, Uriel Zluf, Liron
26136-0100	DES	ISSUED	US	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH ANIMATED GRAPHICAL USER INTERFACE	29/626,621	11/17/2017			D851,674	6/18/2019	Bass, Roy Sellam, Jonathan Raskin, Ela Eldar
26136-0101	UTL	PUBLISHED	US	USER LIFETIME REVENUE ALLOCATION ASSOCIATED WITH PROVISIONED CONTENT RECOMMENDATIONS	16/169,562	10/24/2018	US 2019-0058770 A1	2/21/2019			Tamir, Ido Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel
26136-0102	DES	ISSUED	EU	ELECTRONIC DEVICE DISPLAY SCREEN OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	005254174	5/1/2018			005254174	5/1/2018	Ari, Aynat Ben Aghion, Oren Elster, Uriel Zluf, Liron
26136-0103	DES	ISSUED	EU	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH ANIMATED GRAPHICAL USER INTERFACE	005269222	5/15/2018			005269222	5/15/2018	Bass, Roy Sellam, Jonathan Raskin, Ela Eldar
26136-0104	UTL	ALLOWED	US	PROVISIONING PERSONALIZED CONTENT RECOMMENDATIONS	16/119,262	8/31/2018		12/27/2018			Bass, Roy Doody, Colin Gilad, Yaniv Sternlicht, Daniel Stern Tamir, Ido
26136-0106	DES	ISSUED	US	MOBILE DEVICE DISPLAY OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	29/667,883	10/25/2018			D871,436	12/31/2019	Galai, Yaron Ari, Aynat Ben Harari, Asaf
26136-0113	DES	PENDING	US	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH AN ANIMATED GRAPHICAL USER INTERFACE	29/690,022	5/3/2019					Berkover, Natan Ozer, Hadas
26136-0114	DES	ISSUED	EU	DEVICE DISPLAY OR PORTION THEREOF WITH A GRAPHICAL USER INTERFACE	006396685	4/25/2019			006396685	4/25/2019	Galai, Yaron Ari, Aynat Ben Harari, Asaf
26136-0115	DES	PENDING	US	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH AN ANIMATED GRAPHICAL USER INTERFACE	29/693,057	5/30/2019					Elisha, Amit Berkover, Natan Gurevitch, Sagiv Ozer, Hadas
26136-0116	DES	ISSUED	EU	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH AN ANIMATED GRAPHICAL USER INTERFACE	006813838	9/4/2019			006813838	9/4/2019

26136-0119	DES	PENDING	US	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH AN ANIMATED GRAPHICAL USER INTERFACE	29/692,251	5/23/2019			Berkover, Natan Ozer, Hadas
26136-0120	DES	ISSUED	EU	ELECTRONIC DEVICE DISPLAY OR PORTION THEREOF WITH AN ANIMATED GRAPHICAL USER INTERFACE	007082680	10/23/2019	007082680	10/23/2019	Elisha, Amit Berkover, Natan Gurevitch, Sagiv Ozer, Hadas

OUTBRAIN, INC’S ACTIVE TRADEMARK/SERVICE MARK

APPLICATIONS/REGISTRATIONS WORLDWIDE

(STATUS AS OF 03/26/2020)

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
1.	Amelia Face Logo	Argentina	Registered	3346871	15-Aug-2014	2750376	09-Jul-2015	9
2.	Amelia Face Logo	Argentina	Registered	3346872	15-Aug-2014	2750377	09-Jul-2015	35
3.	Amelia Face Logo	Australia	Registered	1641207	15-Aug-2014	1641207	10-Dec-2014	9, 35
4.	Amelia Face Logo	Brazil	Registered	908137680	18-Aug-2014	908137680	21-Feb-2017	9
5.	Amelia Face Logo	Brazil	Registered	908137761	18-Aug-2014	908137761	21-Feb-2017	35
6.	Amelia Face Logo	Canada	Registered	1689804	15-Aug-2014	TMA951429	05-Oct-2016	9, 35
7.	Amelia Face Logo	China	Registered	15172024	18-Aug-2014	15172024	07-Oct-2015	35
8.	Amelia Face Logo	China	Registered	17237263	18-Jun-2015	17237263	28-Aug-2016	42
9.	Amelia Face Logo	Costa Rica	Registered	2014007074	19-Aug-2014	240557	09-Jan-2015	9, 35
10.	Amelia Face Logo	European Union	Registered	13175823	15-Aug-2014	13175823	18-Mar-2015	9, 35, 42
11.	Amelia Face Logo	Hong Kong	Registered	303102948	15-Aug-2014	303102948	24-Apr-2015	9, 35
12.	Amelia Face Logo	Israel	Registered	271121	30-Dec-2014	271121	02-Jan-2017	9, 35
13.	Amelia Face Logo	Japan	Registered	691492014	18-Aug-2014	5761919	01-May-2015	9, 35
14.	Amelia Face Logo	Mexico	Registered	1517096	15-Aug-2014	1496202	14-Nov-2014	9
15.	Amelia Face Logo	Mexico	Registered	1517095	15 Aug-2014	1496201	14-Nov-2014	35
16.	Amelia Face Logo	Singapore	Registered	T1413031C	15-Aug-2014	T1413031C	26-Feb-2016	9, 35
17.	Amelia Face Logo	So. Korea	Registered	4520140006472	18-Aug-2014	4556340	20-May-2015	9, 35
18.	Amelia Face Logo	South Africa	Registered	201421736	15-Aug-2014	201421736	09-Feb-2017	9
19.	Amelia Face Logo	South Africa	Registered	201421737	15-Aug-2014	201421737	09-Feb-2017	35
20.	Amelia Face Logo	U.S.	Registered	86256857	18-Apr-2014	4767037	07-Jul-2015	35
21.	OUTBRAIN	Argentina	Registered	3087666	17-May-2011	3087666	29-Aug-2014	9
22.	OUTBRAIN	Argentina	Registered	3087667	17-May-2011	2521989	29-Aug-2012	35
23.	OUTBRAIN	Australia	Registered	1459321	10-Nov-2011	1459321	4-Dec-2013	9, 35
24.	OUTBRAIN	Brazil	Registered	831116641	13-Jul-2011	831116641	29-Oct-2014	9
25.	OUTBRAIN	Brazil	Registered	831029811	16-May-2011	831029811	19-Aug-2014	35
26.	OUTBRAIN	Brazil	Registered	831116633	13-Jul-2011	831116633	29-Oct-2014	35
27.	OUTBRAIN	Canada	Registered	1528118	17-May-2011	TMA883849	12-Aug-2014	9, 35
28.	OUTBRAIN	China	Registered	10221726	23-Nov-2011	10221726	28-Jan-2013	9
29.	OUTBRAIN	China	Registered	9474161	17-May-2011	9474161	07-Aug-2012	35
30.	OUTBRAIN	China	Registered	9474168	17-May-2011	9474168	14-Aug-2012	35
31.	OUTBRAIN	Costa Rica	Registered	2011012378	15-Dec-2011	218873	28-May-2012	35
32.	OUTBRAIN	Costa Rica	Registered	2011007934	18-Aug-2011	217902	26-Apr-2012	9, 35
33.	OUTBRAIN	European Union	Registered	10197812	16-Aug-2011	10197812	29-Mar-2012	9, 35, 42
34.	OUTBRAIN	Hong Kong	Registered	301919025	17-May-2011	301919025	30-Apr-2012	9, 35
35.	OUTBRAIN	India	Registered	2144776	16-May-2011	2144776	08-Sep-2017	9
36.	OUTBRAIN	India	Registered	2144775	16-May-2011	2144775	14-Apr-2018	35
37.	OUTBRAIN	India	Registered	2144777	16-May-2011	2144777	20-Oct-2017	35
38.	OUTBRAIN	Israel	Registered	271120	30-Dec-2014	271120	05-May-2016	9, 35
39.	OUTBRAIN	Japan	Registered	331602011	16-May-2011	5555557	8-Feb-2013	9, 35
40.	OUTBRAIN	Mexico	Registered	1178692	17-May-2011	1259647	10-Feb-2012	9
41.	OUTBRAIN	Mexico	Registered	1178685	17-May-2011	1178685	10-Jan-2012	35
42.	OUTBRAIN	Mexico	Registered	1178689	17-May-2011	1261913	23-Jan-2012	35

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
43.	OUTBRAIN	Singapore	Registered	T1106400Z	16-May-2011	T1106400Z	16-May-2013	9, 35
44.	OUTBRAIN	So. Korea	Registered	4520110002052	16-May-2011	450042963	3-Jan-2013	9, 35
45.	OUTBRAIN	South Africa	Registered	201128578	09-Nov-2011	201125878	2-Apr-2014	9
46.	OUTBRAIN	South Africa	Registered	201128579	09-Nov-2011	201128579	2-Apr-2014	35
47.	OUTBRAIN	U.S.	Registered	85317579	10-May-2011	4070711	13-Dec-2011	9
48.	OUTBRAIN	U.S.	Registered	85179286	17-Nov-2010	4287469	12-Feb-2013	35
49.	OUTBRAIN	U.S.	Registered	85317587	10-May-2011	4287520	12-Feb-2013	35
50.	OUTBRAIN in Hebrew	Israel	Registered	281193	23-Dec-2015	281193	04-Sep-2018	9, 35
51.	OUTBRAIN with Amelia Face Logo	Argentina	Registered	3346869	15-Aug-2014	2750374	09-Jul-2015	9
52.	OUTBRAIN with Amelia Face Logo	Argentina	Registered	3346870	15-Aug-2014	2750375	09-Jul-2015	35
53.	OUTBRAIN with Amelia Face Logo	Australia	Registered	1641205	15-Aug-2014	1641205	10-Dec-2014	9, 35
54.	OUTBRAIN with Amelia Face Logo	Brazil	Registered	908137567	18-Aug-2014	908137567	21-Feb-2017	9
55.	OUTBRAIN with Amelia Face Logo	Brazil	Registered	908137648	18-Aug-2014	908137648	21-Feb-2017	35
56.	OUTBRAIN with Amelia Face Logo	Canada	Registered	1689803	15-Aug-2014	TMA951426	05-Oct-2016	9, 35
57.	OUTBRAIN with Amelia Face Logo	China	Registered	15172026	18-Aug-2014	15172026	07-Oct-2015	35
58.	OUTBRAIN with Amelia Face Logo	China	Registered	17237261	18-Jun-2015	17237261	28-Aug-2016	42
59.	OUTBRAIN with Amelia Face Logo	Costa Rica	Registered	20140007075	19-Aug-2014	240557	09-Jan-2015	9, 35
60.	OUTBRAIN with Amelia Face Logo	European Union	Registered	13175773	15-Aug-2014	13175773	19-Mar-2015	9, 35, 42
61.	OUTBRAIN with Amelia Face Logo	Hong Kong	Registered	303102957	15-Aug-2014	303102957	24-Apr-2015	9, 35
62.	OUTBRAIN with Amelia Face Logo	India	Registered	2794731	21-Aug-2014	2794731	30-Sep-2017	9, 35
63.	OUTBRAIN with Amelia Face Logo	Israel	Registered	271119	30-Dec-2014	271119	02-Jan-2017	9, 35
64.	OUTBRAIN with Amelia Face Logo	Japan	Registered	691482014	18-Aug-2014	5761918	01-May-2015	9, 35
65.	OUTBRAIN with Amelia Face Logo	Mexico	Registered	1517098	15-Aug-2014	1502114	10-Dec-2014	9

 2

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
66.	OUTBRAIN with Amelia Face Logo	Mexico	Registered	1517097	15-Aug-2014	1502113	10-Dec-2014	35
67.	OUTBRAIN with Amelia Face Logo	Singapore	Registered	T1413030E	15-Aug-2014	T1413030E	26-Feb-2016	9, 35
68.	OUTBRAIN with Amelia Face Logo	So. Korea	Registered	4520140006471	18-Aug-2014	4556341	20-May-2015	9, 35
69.	OUTBRAIN with Amelia Face Logo	South Africa	Registered	201421733	15-Aug-2014	201421733	09-Feb-2017	9
70.	OUTBRAIN with Amelia Face Logo	South Africa	Registered	201421734	15-Aug-2014	201421734	09-Feb-2017	35
71.	OUTBRAIN with Amelia Face Logo	U.S.	Registered	86256859	19-Apr-2014	4767038	07-Jul-2015	35
72.	RECOMMENDED BY with Amelia Face Logo Recommended by	Australia	Registered	1658565	15-Nov-2014	1658565	12-Jun-2015	9, 35
73.	RECOMMENDED BY with Amelia Face Logo Recommended by	Brazil	Registered	908606354	17-Nov-2014	908606354	16-May-2017	9
74.	RECOMMENDED BY with Amelia Face Logo Recommended by	Brazil	Registered	908606486	17-Nov-2014	908606486	10-Apr-2018	35
75.	RECOMMENDED BY with Amelia Face Logo Recommended by	Canada	Registered	1702831	14-Nov-2014	TMA1001431	24-Jul-2018	9, 35
76.	RECOMMENDED BY with Amelia Face Logo Recommended by	Canada	Registered	1702831	14-Nov-2014	TMA1001431	24-Jul-2018	9, 35
77.	RECOMMENDED BY with Amelia Face Logo Recommended by	China	Registered	16935305	13-May-2015	16935305	14-Jul-2016	35
78.	RECOMMENDED BY with Amelia Face Logo Recommended by	China	Registered	16935305	13-May-2015	16935305	14-Jul-2016	35
79.	RECOMMENDED BY with Amelia Face Logo Recommended by	China	Registered	19454817	29-Mar-2016	19454817	07-May-2017	42
80.	RECOMMENDED BY with Amelia Face Logo Recommended by	European Union	Registered	13463419	17-Nov-2014	13463419	30-Mar-2015	9, 35, 42
81.	RECOMMENDED BY with Amelia Face Logo Recommended by	India	Registered	2843636	17-Nov-2014	2843636	23-Oct-2017	9, 35
82.	RECOMMENDED BY with Amelia Face Logo Recommended by	Israel	Registered	271118	30-Dec-2014	271118	02-Jan-2017	9, 35
83.	RECOMMENDED BY with Amelia Face Logo Recommended by	Japan	Registered	201496872	17-Nov-2014	5783217	31-Jul-2015	9, 35
84.	RECOMMENDED BY with Amelia Face Logo Recommended by	Mexico	Registered	1549553	14-Nov-2014	1521704	12-Mar-2015	9

 3

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
85.	RECOMMENDED BY with Amelia Face Logo Recommended by	Mexico	Registered	1549556	14-Nov-2014	1530070	16-Apr-2015	35
86.	RECOMMENDED BY with Amelia Face Logo Recommended by	Singapore	Registered	40201500783U	18-Nov-2014	40201500783U	04-Jun-2015	9, 35
87.	RECOMMENDED BY with Amelia Face Logo Recommended by	U.S.	Registered	86454164	13-Nov-2014	5258538	08-Aug-2017	35
88.	SPHERE	U.S.	Pending	87794424	14-Feb-2018			9, 35
89.	SPHERE & Design	U.S.	Pending	87797955	14-Feb-2018			9, 35
90.	SPHERE BY OUTBRAIN & Design	U.S.	Pending	87797958	14-Feb-2018			9, 35
91.	SPHERE BY OUTBRAIN & Design	European Union	Registered	017967770	12-Oct-2018	017967770	26-Feb-2018	9, 35
92.	SPHERE BY OUTBRAIN & Design	Japan	Pending	2018-128510	15-Oct-2018			9, 35
93.	SPHERE BY OUTBRAIN & Design	U.S.	Pending	88076720	13-Aug-2018			9, 35
94.	YOU ARE WHAT YOU RECOMMEND	Argentina	Registered	3461867	02-Dec-2015	2853019	25-Nov-2016	9
95.	YOU ARE WHAT YOU RECOMMEND	Argentina	Registered	3461868	02-Dec-2015	2853020	25-Nov-2016	35
96.	YOU ARE WHAT YOU RECOMMEND	Australia	Registered	1706323	09-Jul-2015	1706323	15-Jan-2016	9, 35
97.	YOU ARE WHAT YOU RECOMMEND	Brazil	Registered	910355304	02-Dec-2015	910355304	14-Feb-2018	9
98.	YOU ARE WHAT YOU RECOMMEND	Brazil	Registered	910355363	02-Dec-2015	910355363	14-Feb-2018	35
99.	YOU ARE WHAT YOU RECOMMEND	Costa Rica	Registered	20150011598	02-Dec-2015	251839	29-Apr-2016	9, 35
100.	YOU ARE WHAT YOU RECOMMEND	European Union	Registered	14349005	09-Jul-2015	14349005	03-Nov-2015	9, 35, 42
101.	YOU ARE WHAT YOU RECOMMEND	Hong Kong	Registered	303468204	09-Jul-2015	303468204	18-Feb-2016	9, 35
102.	YOU ARE WHAT YOU RECOMMEND	India	Registered	3112931	02-Dec-2015	3112931	15-Dec-2017	9, 35
103.	YOU ARE WHAT YOU RECOMMEND	Israel	Registered	280438	02-Dec-2015	280438	09-Apr-2018	9, 35
104.	YOU ARE WHAT YOU RECOMMEND	Japan	Registered	1185782015	02-Dec-2015	5863021	01-Jul-2016	9, 35
105.	YOU ARE WHAT YOU RECOMMEND	Mexico	Registered	1635199	20-Jul-2015	1597564	19-Dec-2015	9
106.	YOU ARE WHAT YOU RECOMMEND	Mexico	Registered	1635200	20-Jul-2015	1663871	12-Aug-2016	35
107.	YOU ARE WHAT YOU RECOMMEND	New Zealand	Registered	1023064	10-Jul-2015	1023064	12-Jan-2016	9, 35
108.	YOU ARE WHAT YOU RECOMMEND	Singapore	Registered	40201521159X	02-Dec-2015	40201521159X	01-Jun-2016	9, 35
109.	YOU ARE WHAT YOU RECOMMEND	So. Korea	Registered	4520150011033	02-Dec-2015	4569325	11-Nov-2016	9, 35

 4

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
110.	YOU ARE WHAT YOU RECOMMEND	South Africa	Registered	201534740	02-Dec-2015	201534740	31-May-2018	9
111.	YOU ARE WHAT YOU RECOMMEND	South Africa	Registered	201534741	02-Dec-2015	201534741	31-May-2018	35
112.	YOU ARE WHAT YOU RECOMMEND	U.S.	Registered	86649618	02-Jun-2015	5032852	30-Aug-2017	9, 35
	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
113.	ZEMANTA	Australia	Registered	1988420	08-Feb-2019	1988420	16-Sep-2019	42
114.	ZEMANTA	Brazil	Registered	916707105	08-Feb-2019	916707105	22-Oct-2019	42
115.	ZEMANTA	Canada	Pending	1945223	08-Feb-2019			42
116.	ZEMANTA	China	Registered	36304890	08-Feb-2019	36304890	07-Nov-2019	42
117.	ZEMANTA	European Union	Registered	018020862	08-Feb-2019	018020862	25-Jun-2019	42
118.	ZEMANTA	Hong Kong	Registered	304824955	08-Feb-2019	304824955	10-Jul-2019	42
119.	ZEMANTA	Israel	Registered	313495	08-Feb-2019	313495	02-Dec-2019	42
120.	ZEMANTA	Japan	Allowed	2019-022886	08-Feb-2019			42
121.	ZEMANTA	Mexico	Registered	2163601	08-Feb-2019	1999348	13-May-2019	42
122.	ZEMANTA	Singapore	Registered	40201902866T	08-Feb-2019	40201902866T	01-Aug-2019	42
123.	ZEMANTA	So. Korea	Registered	40-2019-20029	08-Feb-2019	40-1574509	12-Feb-2020	42
124.	ZEMANTA	UK	Registered	3373814	08-Feb-2019	3373814	26-Apr-2019	42
125.	ZEMANTA	U.S.	Registered	88072287	08-Aug-2019	5848811	03-Sep-2019	42
	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
1.	L Design	European Union Base of IR No 1318200	Registered	014522031	28-Aug-2015	014522031	04-May-2016	9, 16, 35, 38, 41, 42, 45
2.	L Design	Switzerland Designation IR No 1318200 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered			1318200	24-Feb-2016	9, 16, 35, 38, 41, 42, 45
3.	L Design	Turkey Designation IR No 1318200 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered			1318200	24-Feb-2016	9, 16, 35, 38, 41, 42, 45
4.	L Design	U.S. Designation IR No 1318200 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered	79195803	24-Feb-2016	5488605	12-Jun-2018	9, 16, 35, 38, 41, 42, 45

 5

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
5.	L LIGATUS & Design	European Union Base of IR No 1316654	Registered	014522049	28-Aug-2015	014522049	13-Apr-2017	9, 16, 35, 38, 41, 42, 45
6.	L LIGATUS & Design	Switzerland Designation IR No 1316654 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered			1316654	24-Feb-2016	9, 16, 35, 38, 41, 42, 45
7.	L LIGATUS & Design	Turkey Designation IR No 1316654 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered			1316654	24-Feb-2016	9, 16, 35, 38, 41, 42, 45
8.	L LIGATUS & Design	U.S. Designation IR No 1316654 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered	79195107	24-Feb-2016	5298720	03-Oct-2017	9, 16, 35, 38, 41, 42, 45
9.	LIGATUS	Canada	Allowed	1759391	14-Dec-2015			09 16 35 36 38 42
10.	LIGATUS	Germany	Registered	305084291	15-Feb-2005	30508429	21-Apr-2005	9, 16, 35, 36, 38, 42
11.	LIGATUS	European Union Base of IR No 1225159	Registered	004829396	28-Dec-2005	004829396	05-Apr-2007	9, 16, 35, 36, 38, 42
12.	LIGATUS	Switzerland Designation IR No 1225159 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered			1225159	03-Jul-2014	9, 16, 35, 36, 38, 42

 6

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
13.	LIGATUS	Turkey Designation IR No 1225159 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered			1225159	03-Jul-2014	9, 16, 35, 36, 38, 42
14.	LIGATUS	U.S. Designation IR No 1225159 Int’l Reg (Madrid) Base: EU Designations: U.S., Switzerland, Turkey	Registered	79178257	23-Oct-2015’	5202120	16-May-2017	9, 16, 35, 36, 38, 42
15.	LIGATUS & Design	Germany Base of IR No 1239745	Registered	305640747	31-Oct-2005	30564074	30-Mar-2006	9, 16, 35, 36, 38, 42
16.	LIGATUS & Design	European Union Designation IR No 1239745 Int’l Reg (Madrid) Base: Germany Designations: EU, U.S., Switzerland, Turkey	Registered			1239745	03-Jul-2014	9, 16, 35, 36, 38, 42
17.	LIGATUS & Design	Switzerland Designation IR No 1239745 Int’l Reg (Madrid) Base: Germany Designations: EU, U.S., Switzerland, Turkey	Registered			1239745	03-Jul-2014	9, 16, 35, 36, 38, 42
18.	LIGATUS & Design	Turkey Designation IR No 1239745 Int’l Reg (Madrid) Base: Germany Designations: EU, U.S., Switzerland, Turkey	Registered			1239745	03-Jul-2014	9, 16, 35, 36, 38, 42

 7

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
19.	LIGATUS & Design	U.S. Designation IR No 1239745 Int’l Reg (Madrid) Base: Germany Designations: EU, U.S., Switzerland, Turkey	Registered	79178993	23-Oct-2015’	5202125	16-May-2017	9, 16, 35, 36, 38, 42
20.	LIGATUS DIRECTADS	Germany Base of IR No 1241574	Registered	307569004	30-Aug-2007	30756900	28-Nov-2007	9, 35, 38, 42, 45
21.	LIGATUS DIRECTADS	European Union Designation IR No 1241574 Int’l Reg (Madrid) Base: Germany Designations: EU, Turkey	Registered			1241574	03-Jul-2014	9, 35, 35, 38, 42, 45
22.	LIGATUS DIRECTADS	Turkey Designation IR No 1241574 Int’l Reg (Madrid) Base: Germany Designations: EU, Turkey	Registered			1241574	03-Jul-2014	9, 35, 35, 38, 42, 45
23.	REVENEE	Germany Base of IR No 1419867	Registered	3020170254490	09-Oct-2017	302017025449	19-Oct-2017	9, 16, 35, 38, 41, 42, 45
24.	REVENEE	European Union Designation IR No 1419867 Int’l Reg (Madrid) Base: Germany Designations: EU, UK, U.S., Switzerland	Registered			1419867	05-Apr-2018	9, 16, 35, 38, 41, 42, 45
25.	REVENEE	Switzerland Designation IR No 1419867 Int’l Reg (Madrid) Base: Germany Designations: EU, UK, U.S., Switzerland	Registered			1419867	05-Apr-2018	9, 16, 35, 38, 41, 42, 45

 8

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
26.	REVENEE	UK Designation IR No 1419867 Int’l Reg (Madrid) Base: Germany Designations: EU, UK, Switzerland	Registered			1419867	05-Apr-2018	9, 16, 35, 38, 41, 42, 45
27.	VEESEO	European Union Base of IR No 1231702	Registered	009192428	07-Jun-2010	009192428	02-Nov-2010	9, 35, 42, 45
28.	VEESEO	Switzerland Designation IR No. 1231702 Int’l Reg (Madrid) Base: EU Designations: Switzerland	Registered			1231702	22-Oct-2014	9, 35, 42, 45
29.	VEESEO	U.S. Designation IR No. 1231702 Int’l Reg (Madrid) Base: EU Designations: Switzerland	Registered	79158675	22-Oct-2014	4961942	24-May-2016	9, 35, 42, 45
30.	VSEO	European Union	Registered	00992436	07-Jun-2010	009192436	02-Nov-2010	9, 35, 42, 45

 9

Forn W-9	Request for Taxpayer	Give Form to the
(Rev. October 2018)	Identification Number and Certification	requester. Do not
Department of the Treasury		send to the IRS.
Internal Revenue Service	► Go to www.irs.gov/FormW9 for instructions and the latest information.
1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. Outbrain Inc.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.					4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Individual/sole proprietor or Single-member LLC	☑ C Corporation	☐ Corporation	☐ Partnership	☐ Trust/estate	Exempt payee code (if any)

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ►

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any)
☐ Other (see instructions) ►					(Applies to accounts maintained outside the U.S.)
5 Address (number, street, and apt. or suite no.) See instructions. 39 West 13th St 3rd Fl			Requester’s name and address (optional)
6 City, state, and ZIP code New York NY 10011
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoidʚbackup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to qet a TIN, later.		Social security number

					-			-
or
Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.		Employer identification number

		2	0	-	5	3	9	1	6	2	9
Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ►	/s/ Barry Schofield	Date► 3/27/2020

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

•  Form 1099-DIV (dividends, including those from stocks or mutual funds)

•  Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•  Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•  Form 1099-S (proceeds from real estate transactions)

•  Form 1099-K (merchant card and third party network transactions)

•  Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•  Form 1099-C (canceled debt)

•  Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701 -7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. own of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30,1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding use you did not report all your interest and dividends on your tax urn (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a.   Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b.  Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c.  Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d.  Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e.  Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)...	THEN check the box for...
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC

•  LLC treated as a partnership for U.S. federal tax purposes,

•  LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

•  LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P=Partnership; C=C corporation; or S=S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401 (f)(2)

2 — The United States or any of its agencies or instrumentalities

3 — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 — A corporation

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7 — A futures commission merchant registered with the Commodity Futures Trading Commission

8 — A real estate investment trust

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

10 —A common trust fund operated by a bank under section 584(a)

11 — A financial institution

12 — A middleman known in the investment community as a nominee or custodian

13 — A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes To ^for an SSN’ 9et Form SS-5, Application for a Social Security apply to persons submitting this form for accounts maintained of the United States by certain foreign financial institutions. Thi you are only submitting this form for an account you hold i States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institute not required by providing you with a Form W-9 with “Not Applicable” or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1 (c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1 (c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number).

This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification jmber, to apply for an ITIN, or Form SS-4, Application for Employer sntification Number, to apply for an EIN. You can apply for an EIN nline by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1,4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below

Form W-9 (Rev. 10-2018)	Page 5

1.  Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.  Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.  Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.  Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.  Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual or the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671 -4(b)(2)(i) (A))	The grantor*
For this type of account:	Give name and SSN of:
8. Disregarded entity not owned by an individual	The owner[3]
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
For this type of account:	Give name and EIN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671 -4(b)(2)(i)(B))	The trust

1  List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2  Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4  List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information - ich as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1 -800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.ldentityTheft.gov and Pub. 5027.

Visit www.irs.gov/ldentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Schedule 3 to Sixth Amendment

Amendments to Articles of Incorporation

(Attached.)

Delaware	Page 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF “OUTBRAIN INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

RESTATED CERTIFICATE, FILED THE FIRST DAY OF APRIL, A.D. 2019, AT 1:20 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

4203949 8100X SR# 20202135803	Authentication: 202584370 Date: 03-13-20

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:20 PM 04/01/2019
FILED 01:20 PM 04/01/2019
SR 20192443449 - File Number 4203949

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

OUTBRAIN INC.

a Delaware corporation

The following Amended and Restated Certificate of Incorporation of Outbrain Inc. (the “Corporation”) (i) amends and restates the provisions of the Certificate of Incorporation of the Corporation originally filed with the Secretary of State of the State of Delaware on August 11, 2006, (ii) supersedes the original Certificate of Incorporation and all subsequent amendments and restatements thereto through the date hereof in their entirety, and (iii) was approved pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware.

ARTICLE I

The name of the Corporation is Outbrain Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is located at 251 Little Falls Drive, in the City of Wilmington, in the County of New Castle, in the State of Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.       Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares of all classes of stock which the Corporation is authorized to issue is One Hundred Fifty Eight Million Fifteen Thousand Five Hundred Ninety Two (158,015,592) shares, of which (i) One Hundred Ten Million Eight Hundred Twelve Thousand Four Hundred Thirty Five (110,812,435) shares shall be Common Stock, par value $0.001 per share (“Common Stock”) and (ii) Forty Seven Million Two Hundred Three Thousand One Hundred Fifty Seven (47,203,157) shares shall be Preferred Stock, par value $0.001 per share, of which Seven Million Sixty-five Thousand Nine Hundred and Seven (7,065,907) shares are designated as Series A Preferred Stock (the “Series A Preferred”), Fourteen Million Five Hundred Sixty-five Thousand Seven Hundred Sixty (14,565,760) shares are designated as Series B Preferred Stock (the “Series B Preferred”), Six Million Four Hundred Seventy-seven Thousand Four Hundred Forty-seven (6,477,447) shares are designated as Series C Preferred Stock (the “Series C Preferred”), Five Million Seven Hundred Thirty-five Thousand and Twenty-six (5,735,026) shares are designated as Series D Preferred Stock (the “Series D Preferred”), One Million Eighty Thousand One Hundred Ninety-seven (1,080,197) shares are designated as Series E Preferred Stock (the “Series E Preferred”), Five Million Three Hundred Forty-three Thousand Four Hundred Twenty-five (5,343,425) shares are designated as Series F Preferred Stock (the “Series F Preferred”), Five Million Six Hundred Sixty-six Thousand One Hundred Seventy-two (5,666,172) shares are designated as Series G Preferred Stock (the “Series G Preferred”), and One Million Two Sixty Nine Thousand Two Hundred Twenty Three (1,269,223) shares are designated as Series H Preferred Stock (the “Series H Preferred”). The Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred and Series G Preferred are referred to herein collectively as the “Senior Preferred Stock.” The Series E Preferred, Series H Preferred and the Common Stock are referred to herein collectively as the “Junior Stock.”

B.       Rights, Preferences and Restrictions of Preferred Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock and the Preferred Stock are as set forth below in this Amended and Restated Certificate of Incorporation.

1.        Dividends. The holders of Senior Preferred Stock shall be entitled to receive, pro rata among themselves and on an as converted basis, noncumulative dividends, if and when declared by the Corporation’s Board of Directors (the “Board”), out of any funds legally available therefor, prior and in preference to any declaration or payment of any dividend according to the following preferences and rates: (i) first, and in preference and priority to any payment of any dividend on Series F Preferred, Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred or Junior Stock, the holders of shares of Series G Preferred (by reason of their ownership thereof) shall be entitled to receive, ratably among themselves in proportion to the preferential amounts, a dividend up to an amount with respect to all dividends distributed, equal in the aggregate, to the Series G Original Issue Price (as defined below) (the “Preferred G Dividend Preference”); (ii) second, following payment in full of the Preferred G Dividend Preference, and in preference and priority to any payment of any dividend on Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred or Junior Stock, the holders of shares of Series F Preferred (by reason of their ownership thereof) shall be entitled to receive, ratably among themselves in proportion to the preferential amounts, a dividend up to an amount with respect to all dividends distributed, equal in the aggregate, to the Series F Original Issue Price (as defined below) (the “Preferred F Dividend Preference”); (iii) third, following payment in full of the Preferred G Dividend Preference and the Preferred F Dividend Preference and in preference and priority to any payment of any dividend on Series C Preferred, Series B Preferred, Series A Preferred or Junior Stock, the holders of shares of Series D Preferred (by reason of their ownership thereof) shall be entitled to receive, ratably among themselves in proportion to the preferential amounts, a dividend up to an amount with respect to all dividends distributed, equal in the aggregate, to the Series D Original Issue Price (as defined below) (the “Preferred D Dividend Preference”); (iv) fourth, following payment in full of the Preferred G Dividend Preference, the Preferred F Dividend Preference and the Preferred D Dividend Preference, and in preference and priority to any payment of any dividend on Series B Preferred, Series A Preferred or Junior Stock, the holders of shares of Series C Preferred (by reason of their ownership thereof) shall be entitled to receive, ratably among themselves in proportion to the preferential amounts, a dividend up to an amount with respect to all dividends distributed, equal in the aggregate, to the Series C Original Issue Price (as defined below) (the “Preferred C Dividend Preference”); (v) fifth, following payment in full of the Preferred G Dividend Preference, the Preferred F Dividend Preference, the Preferred D Dividend Preference and the Preferred C Dividend Preference, and in preference and priority to any payment of any dividend on Series A Preferred or Junior Stock, the holders of shares of Series B Preferred (by reason of their ownership thereof) shall be entitled to receive, ratably among themselves in proportion to the preferential amounts, a dividend up to an amount with respect to all dividends distributed, equal in the aggregate, to the Series B Original Issue Price (as defined below) (the “Preferred B Dividend Preference”); (vi) sixth, following payment in full of the Preferred G Dividend Preference, the Preferred F Dividend Preference, the Preferred D Dividend Preference, the Preferred C Dividend Preference and the Preferred B Dividend Preference and in preference and priority to any payment of any dividend on Junior Stock, the holders of shares of Series A Preferred (by reason of their ownership thereof) shall be entitled to receive, ratably among themselves in proportion to the preferential amounts, a dividend up to an amount with respect to all dividends distributed, equal in the aggregate, to the Series A Original Issue Price (as defined below) (the “Preferred A Dividend Preference”); and (vii) seventh, following payment in full of the Preferred G Dividend Preference, the Preferred F Dividend Preference, the Preferred D Dividend Preference, the Preferred C Dividend Preference, the Preferred B Dividend Preference and the Preferred A Dividend Preference, all stockholders of the Corporation will participate on a pro rata basis in the receipt of any additional dividends on an as-converted basis.

2.           Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following order of preference:

(a)           First, the holders of shares of Series G Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series F Preferred, Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred and Junior Stock by reason of their ownership thereof, an amount per share equal to the Series G Original Issue Price for each such share, less cash dividends actually received in respect of such share of Series G Preferred pursuant to Section 1 hereinabove plus an amount equal to declared but unpaid dividends on each share of Series G Preferred (the “Series G Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series G Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series G Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series G Preferred shall mean $8.8243 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series G Original Issue Price”).

(b)           Second, and after the Series G Preference has been paid in full, the holders of shares of Series F Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred and Junior Stock by reason of their ownership thereof, an amount per share equal to two (2.0) times the Series F Original Issue Price for each such share, less cash dividends actually received in respect of such share of Series F Preferred pursuant to Section 1 hereinabove plus an amount equal to declared but unpaid dividends on each share of Series F Preferred (the “Series F Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series F Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after distribution of the Series G Preference) shall be distributed ratably among the holders of the Series F Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series F Preferred shall mean $6.7075 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series F Original Issue Price”).

(c)           Third, and after the Series G Preference and the Series F Preference have been paid in full, the holders of shares of Series D Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series B Preferred, Series A Preferred and Junior Stock by reason of their ownership thereof, an amount per share equal to the Series D Original Issue Price for each such share, less cash dividends actually received in respect of such share of Series D Preferred pursuant to Section 1 hereinabove plus an amount equal to declared but unpaid dividends on each share of Series D Preferred (the “Series D Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series D Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after distribution of the Series G Preference and the Series F Preference) shall be distributed ratably among the holders of the Series D Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series D Preferred shall mean $6.1407 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series D Original Issue Price”).

(d)           Fourth, and after the Series G Preference, the Series F Preference and the Series D Preference have been paid in full, the holders of shares of Series C Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series B Preferred Series A Preferred and Junior Stock by reason of their ownership thereof, an amount per share equal to the Series C Original Issue Price for each such share, less cash dividends actually received in respect of such share of Series C Preferred pursuant to Section 1 hereinabove plus an amount equal to declared but unpaid dividends on each share of Series C Preferred (the “Series C Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series C Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after distribution of the Series G Preference, the Series F Preference and the Series D Preference) shall be distributed ratably among the holders of the Series C Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series C Preferred shall mean $1.6982 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series C Original Issue Price”).

(e)           Fifth, and after the Series G Preference, the Series F Preference, the Series D Preference and the Series C Preference have been paid in full, the holders of shares of Series B Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred and Junior Stock by reason of their ownership thereof, an amount per share equal to the Series B Original Issue Price for each such share, less cash dividends actually received in respect of such share of Series B Preferred pursuant to Section 1 hereinabove plus an amount equal to declared but unpaid dividends on each share of Series B Preferred (the “Series B Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series B Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after distribution of the Series G Preference, the Series F Preference, the Series D Preference and the Series C Preference) shall be distributed ratably among the holders of the Series B Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series B Preferred shall mean $0.82385 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series B Original Issue Price”).

(f)            Sixth, and after the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference and the Series B Preference have been paid in full, the holders of shares of Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Junior Stock by reason of their ownership thereof, an amount per share equal to the Series A Original Issue Price for each such share, less cash dividends actually received in respect of such share of Series A Preferred pursuant to Section 1 hereinabove, plus an amount equal to declared but unpaid dividends on each share of Series A Preferred (the “Series A Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after the distribution of the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference and the Series B Preference) shall be distributed ratably among the holders of the Series A Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series A Preferred shall mean $0.7226 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series A Original Issue Price”).

(g)           Seventh, and after the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference, the Series B Preference and the Series A Preference have been paid in full, the holders of shares of Series E Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series H Preferred and Common Stock by reason of their ownership thereof, an amount per share equal to the Series E Original Issue Price for each such share (the “Series E Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after the distribution of the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference, the Series B Preference and the Series A Preference) shall be distributed ratably among the holders of the Series E Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series E Preferred shall mean $5.5545 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series E Original Issue Price”).

(h)          Eighth, and after the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference, the Series B Preference, the Series A Preference and the Series E Preference have been paid in full, the holders of shares of Series H Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the Series H Original Issue Price for each such share (the “Series H Preference”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series H Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution (after the distribution of the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference, the Series B Preference, the Series A Preference and the Series E Preference) shall be distributed ratably among the holders of the Series H Preferred in proportion to the preferential amounts such holders are entitled to receive. The Original Issue Price of the Series H Preferred shall mean $8.8243 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like) (the “Series H Original Issue Price” and, together with the Series G Original Issue Price, the Series F Original Issue Price, the Series D Original Issue Price, the Series C Original Issue Price, the Series B Original Issue Price, the Series A Original Issue Price and the Series E Original Issue Price, each an “Original Issue Price”).

(i)           Ninth, upon the completion of the distribution required by subparagraphs (a), (b), (c), (d), (e), (f), (g) and (h) of this Section 2, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock and to the holders of the Senior Preferred Stock other than the Series F Preferred (on an as-if converted basis) pro rata in proportion to the number of shares of Common Stock held by each holder.

(j)           Notwithstanding Sections 2(a) through 2(i) above:

(i)           Without giving effect to the distribution of the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference, the Series B Preference, the Series A Preference, the Series E Preference and the Series H Preference pursuant to Sections 2(a) through 2(i) above, if upon a pari passu pro rata distribution of all assets of the Corporation to all holders of shares of the Corporation on an as-if converted basis, the amount per share of Series G Preferred actually distributed to the holders of Series G Preferred (including, for the removal of doubt, cash dividends actually received by such holders of Series G Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series G Preferred) is (x) in the case of a liquidation, dissolution or winding up (including a Deemed Liquidation) occurring on or before February 9, 2016 (the “Series G First Anniversary Date”), greater than two hundred percent (200%) or (y) occurring after the Series G First Anniversary Date, greater than three hundred percent (300%) of the Series G Original Issue Price (each of (x) and (y) being referred to as the “Cap G Amount”), then all Senior Preferred Stock, including the Series F Preferred (which holders thereof, for the avoidance of doubt, shall receive at least two hundred percent (200%) of the Series F Original Issue Price pursuant to this subsection i), the Series E Preferred and the Series H Preferred, shall not be entitled to their respective preferences described in Sections 2(a) through 2(i) above, but rather to their pro rata share (on an as-if converted basis) of all assets, provided, however, that in such event, each holder of Series G Preferred actually receives an amount per share of Series G Preferred which (together, for the removal of doubt, with cash dividends actually received by such holders of Series G Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series G Preferred) is not less than the Cap G Amount.

(ii)           In addition, in the event that (1) a distribution of the pro rata share (on an as-if converted basis) of all assets is not effected pursuant to subsection i, above; (2) after distribution of the Series G Preference; and (3) without giving effect to the distribution of the Series F Preference, the Series D Preference, the Series C Preference, the Series B Preference, the Series A Preference, the Series E Preference and the Series H Preference pursuant to Sections 2(b) through 2(i) above, if upon a pari passu pro rata distribution of all remaining assets of the Corporation to all holders of shares of the Corporation on an as-if converted basis, the amount per share of Series D Preferred actually distributed to the holders of Series D Preferred (including, for the removal of doubt, cash dividends actually received by such holders of Series D Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series D Preferred) is greater than two hundred twenty five percent (225%) of the Series D Original Issue Price (the “Cap D Amount”), then all the Series F Preferred (which holders thereof, for the avoidance of doubt, shall receive at least two hundred percent (200%) of the Series F Original Issue Price pursuant to this subsection ii.), the Series C Preferred, the Series B Preferred, the Series A Preferred, the Series E Preferred and the Series H Preferred, shall not be entitled to their respective preferences described in Sections 2(b) through 2(i) above, but rather to their pro rata share (on an as-if converted basis) of all remaining assets, provided, however, that this subsection ii. shall apply to the holders of the Series F Preferred, the Series D Preferred, the Series C Preferred, the Series B Preferred, the Series A Preferred, the Series E Preferred and the Series H Preferred only if each holder of Series D Preferred actually receive an amount per share of Series D Preferred which (together, for the removal of doubt, with cash dividends actually received by such holders of Series D Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series D Preferred) is not less than the Cap D Amount.

(iii)         In addition, in the event that (1) a distribution is not effected pursuant to subsections i. or ii. above; (2) after distribution of the Series G Preference, the Series F Preference and the Series D Preference, and (3) without giving effect to the distribution of the Series C Preference, the Series B Preference, the Series A Preference, the Series E Preference and the Series H Preference pursuant to Sections 2(d) through 2(i) above, if upon a pari passu pro rata distribution of all remaining assets of the Corporation to all holders of shares of the Corporation on an as-if converted basis, the amount per share of Series C Preferred actually distributed to the holders of Series C Preferred (including, for the removal of doubt, cash dividends actually received by such holders of Series C Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series C Preferred), is greater than two hundred fifty percent (250%) of the Series C Original Issue Price (the “Cap C Amount”), then the Series C Preferred, the Series B Preferred, and the Series A Preferred shall not be entitled to their respective preferences described in Sections 2(d) through 2(i) above but rather to their pro rata share (on an as-if converted basis) of all remaining assets, provided, however, that this subsection iii. shall apply to the holders of Series C Preferred, Series B Preferred, and Series A Preferred only if each of the holders of Series C Preferred actually receives an amount per share of Series C Preferred which (together, for the removal of doubt, with cash dividends actually received by such holders of Series C Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series C Preferred) is not less than the Cap C Amount.

(iv)         In addition, in the event that (1) a distribution is not effected pursuant to subsections i., ii. or iii. above, (2) after distribution of the Series G Preference, the Series F Preference, the Series D Preference, the Series C Preference and the Series B Preference, and (3) without giving effect to the distribution of the Series A Preference, the Series E Preference and the Series H Preference pursuant to Sections 2(f) through 2(i) above, if upon a pari passu pro rata distribution of all remaining assets of the Corporation to all holders of shares of the Corporation on an as-if converted basis, the amount per share of Series A Preferred actually distributed to the holders of Series A Preferred (including, for the removal of doubt, cash dividends actually received by such holders of Series A Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each share of Series A Preferred), is greater than three hundred percent (300%) of the Series A Original Issue Price (the “Cap A Amount”), then the Series A Preferred shall not be entitled to their preference described in Section 2(f) above but rather to their pro rata share (on an as-if converted basis) of all remaining assets, provided, however, that this subsection v., shall apply to the holders of Series A Preferred only if each of the holders of Series A Preferred actually receives an amount per share of Series A Preferred which (together, for the removal of doubt, with cash dividends actually received by such holders of Series A Preferred pursuant to Section 1 above, less an amount equal to declared but unpaid dividends on each Series A Preferred) is not less than the Cap A Amount.

(v)          Finally, for purposes of determining the amount each holder of shares of Series E Preferred or Series H Preferred is entitled to receive upon a liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, including a Deemed Liquidation, each such holder of shares of Series E Preferred or Series H Preferred shall be deemed to have converted (regardless of whether such holder actually converted) such holder’s shares of Series E Preferred or Series H Preferred into shares of Common Stock immediately prior to such liquidation, dissolution or winding up, either voluntary or involuntary, including a Deemed Liquidation, if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such shares of Series E Preferred or Series H Preferred into shares of Common Stock. If any such holder shall be deemed to have converted shares of Series E Preferred or Series H Preferred into Common Stock pursuant to this subsection v., then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Series E Preferred or Series H Preferred that have not converted (or have not been deemed to have converted) into shares of Common Stock.

(k)         For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, and to include (each of the below events, a “Deemed Liquidation”), (x) in the event of a consolidation, merger or reorganization of the Corporation with or into, or a sale, transfer, or other disposition of all or substantially all of the Corporation’s assets or intellectual property, or substantially all of the Corporation’s issued and outstanding capital stock, to, any other corporation, or any other entity or person, other than a wholly-owned subsidiary of the Corporation, excluding a transaction in which stockholders of the Corporation prior to the transaction will maintain voting control of the resulting entity after the transaction (provided, however, that shares of the surviving entity held by stockholders of the Corporation acquired by means other than the exchange or conversion of the shares of the Corporation shall not be used in determining if the stockholders of the Corporation own more than fifty percent (50%) of the voting power of the surviving entity (or its parent), but shall be used for determining the total outstanding voting power of the surviving entity); (y) in the event that pursuant to a transaction or series of related transactions, other than a transaction that is a bona fide equity financing with the primary purpose of raising capital for the Corporation, a person or entity acquires fifty percent (50%) or more of the issued and outstanding shares of the Corporation or the right to appoint or elect at least fifty percent (50%) or more of the members of the Board; or (z) in the event the Corporation transfers or grants a perpetual exclusive license of all or substantially all of the Corporation’s intellectual property. An IPO (as defined below) shall not be considered a liquidation, dissolution or winding up of the Corporation pursuant to this Section 2.

(1)          In any of such events, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board. Any securities shall be valued as follows:

(A)         Securities not subject to an investment letter or other similar restrictions on free marketability shall be valued as follows:

(1)           If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing;

(2)           if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(3)           if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(B)         in the event the requirements of this Section 2 are not complied with, the Corporation shall forthwith either:

(1)           cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or

(2)           cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(k)(ii) hereof.

(C)         Securities subject to an investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be valued in such a manner as to make an appropriate discount from the market value determined in good faith as above in (A)(1), (A)(2) or (A)(3) to reflect the approximate fair market value thereof, as determined by the Board.

(ii)           The Corporation shall give each holder of record of Preferred Stock written notice of such impending transaction not later than ten (10) days prior to the stockholder meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction whichever notice date is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, the provisions of this Section 2, and the amounts anticipated to be distributed to holders of each outstanding series and class of capital stock of the Corporation pursuant to this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock (voting together as a single class on an as converted basis).

(iii)          Notwithstanding anything to the contrary contained herein, in the event of a Deemed Liquidation, if any portion of the consideration payable to the stockholders of the Corporation is placed into escrow and/or is payable to the stockholders of the Corporation subject to contingencies, the Merger Agreement (or other agreement effecting such Deemed Liquidation) shall provide that (a) the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with subsections 2(a) through 2(i) above as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation and (b) any additional consideration which becomes payable to the stockholders of the Corporation upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with subsections 2(a) through 2(i) above after taking into account the previous payment of the Initial Consideration as part of the same transaction.

3.            Conversion. The holders of Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)         Right to Convert. Each share of Preferred Stock shall be convertible, without payment of additional consideration by the holder thereof at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the applicable Original Issue Price by the Conversion Price (as defined below) applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion.

The conversion price per share for each share of Preferred Stock shall initially be equal to the applicable Original Issue Price of such share of Preferred Stock (the “Conversion Price”); provided, however, that the Conversion Price shall be subject to adjustment as set forth in this Section3.

(b)          Automatic Conversion.

(i)           All shares of Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Price at the time in effect for such Preferred Stock, immediately prior to the earlier of: (i) the closing of the Corporation’s initial underwritten public offering of its Common Stock pursuant to an effective registration statement under the United States Securities Act of 1933, as amended (the “Act”), or equivalent law of another jurisdiction (an “IPO”) yielding at least US $30 million net to the Corporation (a “Qualified IPO”); or (ii) the written election of the holders of the majority in interest of the Corporation’s issued and outstanding Senior Preferred Stock, provided that with respect to the conversion of Series G Preferred, as long as any originally issued shares of Series G Preferred remains outstanding the written consent of the holders of at least fifty-one percent (51%) of the outstanding shares of Series G Preferred (the “Series G Investor Majority”) shall also be required, and provided further that with respect to the conversion of the Series F Preferred, as long as any of the originally issued shares of Series F Preferred remain outstanding the written consent of the holders of at least fifty-one percent (51%) of the outstanding shares of Series F Preferred (the “Series F Investor Majority”) shall also be required, and provided further that with respect to the conversion of the Series D Preferred, as long as any of the originally issued shares of Series D Preferred remain outstanding the written consent of the holders of at least sixty percent (60%) of the outstanding shares of Series D Preferred (the “Series D Investor Majority”) shall also be required.

(ii)           Notwithstanding the foregoing and without amending or derogating in any way from the definition of the term “Qualified IPO”, with respect to the conversion of the Series G Preferred, Series F Preferred and Series D Preferred upon a Qualified IPO (and with respect to the Series G Preferred, upon any IPO), the following provisions shall apply: (w) the Conversion Price of the Series G Preferred shall be determined as follows: (A) if the price of the shares sold by the underwriters to the public before deducting underwriting discounts and related offering costs for such Qualified IPO (the “IPO Price”) is equal to or greater than $8.8243 (as adjusted for any stock splits, recapitalizations, stock dividends or the like including without limitation any adjustment pursuant to this subsection (ii)), the Conversion Price then in effect for the Series G Preferred shall not be affected thereby, and (B) if the IPO price is less than $8.8243 per share (as adjusted for any stock splits, recapitalizations, stock dividends or the like including without limitation any adjustment pursuant to this subsection (ii)), the Conversion Price then in effect for the Series G Preferred shall be reduced to the IPO Price concurrently with the closing of the IPO; (x) the Conversion Price of the Series F Preferred shall be determined as follows: (A) if the IPO Price is at least two (2.0) times the Series F Original Issue Price, the Conversion Price then in effect for the Series F Preferred shall not be affected thereby; and (B) if the IPO Price is less than two (2.0) times the Series F Original Issue Price, the Conversion Price shall be the lower of (i) the Conversion Price then in effect for the Series F Preferred, and (ii) the Series F Original Issue Price multiplied by a fraction, the denominator of which is the Series F Preference and the numerator of which is the IPO Price; and (y) the Conversion Price of the Series D Preferred shall be determined as follows: (A) if the IPO Price is at least one and one-half (1.5) times the Series D Original Issue Price, the Conversion Price then in effect for the Series D Preferred shall not be affected thereby; (B) if the IPO Price is less than one and one-half (1.5) times the Series D Original Issue Price and the original Conversion Price has not otherwise been subject to adjustment, the Conversion Price shall be two-thirds (2/3) of the original Conversion Price; and (C) if the IPO Price is less than one and one-half (1.5) times the Series D Original Issue Price and the original Conversion Price has otherwise been subject to adjustment, the Conversion Price shall be the lower of (i) the Conversion Price then in effect for the Series D Preferred, and (ii) two-thirds (2/3) of the original Conversion Price. For the removal of doubt, to the extent that Conversion Price for any of the Series G Preferred, Series F Preferred or Series D Preferred is adjusted pursuant to sub-sections (w)(B), (x)(B), (y)(B) or (y)(C) above respectively, then any such adjustment to the Conversion Price of the Series G Preferred, Series F Preferred or Series D Preferred shall be iterative (i.e. a circular calculation shall be employed) so that each of the Series G Preferred, Series F Preferred and Series D Preferred shall following all such adjustments receive its full entitlement pursuant to sub-sections (w)(B), (x)(B), (y)(B) or (y)(C) above.

(c)          Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Act, the conversion, unless otherwise designated by the holder, will be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities. In the event of an automatic conversion pursuant to Section 3(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or the transfer agent for such Preferred Stock; and the Corporation shall not be obligated to issue certificates evidencing such Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or the transfer agent for such Preferred Stock as provided above, or the holder notifies the Corporation or the transfer agent for such Preferred Stock that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable thereafter, issue and deliver to such address as the holder may direct, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

(d)          Conversion Price Adjustments of Preferred Stock for Certain Splits and Combinations. The applicable Conversion Price for each series of Preferred Stock shall be subject to adjustment from time to time as follows:

(i)            In the event the Corporation should at any time or from time to time after the date upon which any shares of Preferred Stock were first issued (the “Purchase Date”) fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock or for the determination of the outstanding shares of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock and without any comparable payment or distribution to the holders of Preferred Stock, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding.

(ii)           If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, as of the record date of such combination or reverse stock split, the Conversion Price of each series of Preferred Stock then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e)          Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 3(g)(iii) and excluding any repurchases of securities by the Corporation not made on a pro rata basis from all holders of any class of the Corporation’s securities, then, in each such case for the purpose of this subsection 3(e), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f)           Recapitalizations, Merger and Consolidations. If at any time or from time to time there shall be a recapitalization of the Common Stock or a merger or consolidation of the Corporation with or into another corporation (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in Section 2 or this Section 3), provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, which a holder of Common Stock deliverable upon conversion immediately prior to such recapitalization, merger or consolidation would have been entitled to receive on such recapitalization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(f) with respect to the rights of the holders of the Preferred Stock after the recapitalization, merger or consolidation to the end that the provisions of this Section 3 (including adjustment of the Conversion Price of each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

(g)          Adjustments to Conversion Price of Senior Preferred Stock for Dilutive Issues. The Conversion Price of each series of Senior Preferred Stock shall be subject to further adjustments from time to time as follows:

(i)            Special Definitions. For purposes of this Section 3(g), the following definitions shall apply:

(A)         “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(B)          “Convertible Securities” shall mean any Preferred Stock or other securities (including convertible debt) convertible into or exchangeable for Common Stock, but excluding Options.

(C)          “Additional Shares of Common” shall mean all shares of Common Stock issued (or, pursuant to Section 3(g)(iii), deemed to be issued) by the Corporation after the filing of this Amended and Restated Certificate of Incorporation (the “Filing Date”), other than shares of Common Stock issued, issuable or, pursuant to Section 3(g)(iii) herein, deemed to be issued:

(1)           upon conversion of shares of Preferred Stock;

(2)           to officers, directors or employees of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a stock grant, option plan or purchase plan or other stock incentive program or arrangement approved by the Board for employees, officers, directors or consultants of the Corporation;

(3)           upon exercise of options or warrants outstanding as of the date of adoption of this Amended and Restated Certificate of Incorporation;

(4)           as a dividend or distribution on the Preferred Stock;

(5)           in connection with any transaction for which adjustment is made pursuant to Section 3(d)(i), 3(d)(ii), or 3(f) hereof;

(6)           without derogating from the adjustments to the Conversion Price of the Series G Preferred, the Series F Preferred and the Series D Preferred pursuant to Section 3(b)(ii), in connection with a sale to the public in an IPO;

(7)           securities issued in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise approved by the Board; or

(8)           securities of the Corporation regarding which the Series G Investor Majority determine are not Additional Shares of Common, provided that (i) in the event that such issuance is at a price per share lower than the Conversion Price of the Series F Preferred then in effect, the approval of the Series F Investor Majority (voting as a separate class) shall be required as well, (ii) in the event that such issuance is at a price per share lower than the Conversion Price of the Series D Preferred then in effect, the approval of the Series D Investor Majority (voting as a separate class) shall be required as well, (iii) in the event that such issuance is at a price per share lower than the Conversion Price of the Series C Preferred then in effect, the approval of the holders of the majority of the issued and outstanding shares of Series C Preferred (voting as a separate class) shall be required as well, (iv) in the event that such issuance is at a price per share lower than the Conversion Price of the Series B Preferred then in effect, the approval of the holders of the majority of the issued and outstanding shares of Series B Preferred (voting as a separate class) shall be required as well, and (v) in the event that such issuance is at a price per share lower than the Conversion Price of the Series A Preferred then in effect, the approval of the holders of the majority of the issued and outstanding shares of Series A Preferred (voting as a separate class) shall be required as well.

(ii)           No Adjustment of Conversion Price. No adjustment in the Conversion Price of any series of Senior Preferred Stock shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an Additional Share of Common issued or deemed to be issued by the Corporation is less than the applicable Conversion Price for such series of Senior Preferred Stock in effect on the date of, and immediately prior to such issue.

(iii)          Options and Convertible Securities. Except as provided in Section 3(g)(i)(C)(2) above, in the event that the Corporation at any time or from time to time after the Filing Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities (excluding, for the removal of doubt, those described in Sections 3(g)(i)(C)(l) through 3(g)(i)(C)(7)), shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, however, that Additional Shares of Common shall not be deemed to have been issued unless the consideration per share of such Additional Shares of Common would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common are deemed to be issued:

(A)          no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities, in each case, pursuant to their respective terms;

(B)          if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(C)          upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(1)           in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange;

(2)           in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

(3)           no readjustment pursuant to clauses (1) or (2) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price in effect immediately prior to the adjustment for which such readjustment is made (without giving effect to any prior adjustments that are no longer in effect), or (ii) the applicable Conversion Price that would have resulted from other issuances of Additional Shares of Common between the original adjustment date and such readjustment date.

(D)          in the case of an Option which expires by its terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of such Option, whereupon such adjustment shall be made in the same manner provided in clause (C) above.

(iv)        Adjustment of Conversion Price of the Senior Preferred Stock Upon Issuance of Additional Shares of Common. In the event that the Corporation shall at any time after the Filing Date issue Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to Section 3(g)(iii) (x) without consideration, or (y) for a consideration per share less than the applicable Conversion Price of a series of Senior Preferred Stock (the “Affected Class”) in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price of the Affected Class(es) shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying the applicable Conversion Price of the Affected Class(es) theretofore in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common so issued would purchase at such Conversion Price of the applicable Affected Class(es) in effect immediately prior to such issue, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common so issued; provided, however, that, for the purposes of this Section 3(g)(iv),all shares of Common Stock issuable upon exercise, conversion or exchange of outstanding Options or Convertible Securities, as the case may be, shall be deemed to be outstanding (except as set forth in Section 3(g)(v) below), and immediately after any Additional Shares of Common are deemed issued pursuant to Section 3(g)(iii), such Additional Shares of Common shall be deemed to be outstanding, and provided further that the Conversion Price of any Affected Class shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.01, but any such amount shall be carried forward and reduction thereto with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any amount or amounts so carried forward, shall aggregate $0.01 or more.

(v)         In calculating the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common, any Common Stock issuable upon conversion of the Senior Preferred Stock resulting from the amendment in the applicable Conversion Price provided for in subsection (iv) above being triggered due to such specific issuance, shall not be taken into consideration. For the avoidance of doubt, any previous adjustments to the Conversion Price prior to such issuance shall be taken into consideration.

(vi)        Determination of Consideration. For purposes of this Section 3(g), the consideration received by the Corporation for the issue of any Additional Shares of Common shall be computed as follows:

(A)         Cash and Property. Such consideration shall:

(1)           insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

(2)           insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue if publicly traded or as determined by the Board.

(B)         Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common deemed to have been issued pursuant to Section 3(g)(iii), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by (y) the maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, as determined in Section 3(g)(iii) hereof.

(h)           No Impairment. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

(i)           No Fractional Shares and Certificate as to Adjustment.

(i)            No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)          Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Preferred Stock pursuant to Section 3, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Preferred Stock.

(j)           Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall notify each holder of Preferred Stock in writing, at least ten (10) days prior to the date specified therein, specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(k)          Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes.

(I)           Special Adjustment of Series G Preferred Stock Conversion Price. Solely with respect to the Series G Preferred and not with respect to any other series of Senior Preferred Stock, the Series E Preferred or the Series H Preferred, if the Conversion Price of the Series D Preferred or Series F Preferred is decreased by amendment (a “Ratchet Amendment”) of this Amended and Restated Certificate of Incorporation (in which the Series G Preferred is not entitled to vote pursuant to the last sentence of Section 4(a) hereof), the Conversion Price of the Series G Preferred in effect immediately prior to such Ratchet Amendment shall be reduced, concurrently with such issue, so that the Series G Percentage shall be the same immediately before and immediately after such Ratchet Amendment. For the purpose of this provision: “Series G Percentage” shall mean the percentage of the total number of shares of Common Stock outstanding immediately prior to the Ratchet Amendment into which the Series G Preferred would convert at the Conversion Rate then applicable to the Series G Preferred; provided, however, that, for the purposes of such calculation all shares of Common Stock issuable upon exercise, conversion or exchange of outstanding Options or Convertible Securities, as the case may be, shall be deemed to be outstanding (except as set forth in Section 3(g)(v)).

4.            Voting Rights.

(a)          General Voting Rights. Each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Preferred Stock could be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with all other classes of Preferred Stock and with the Common Stock as a single class) and shall be entitled to notice of any stockholder meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held. For avoidance of any doubt and without derogating from the generality of the above, except as otherwise required by law or as set forth herein, holders of Preferred Stock and Common Stock shall vote together as a single class at all times. Notwithstanding the foregoing, the Series G Preferred shall not be entitled to vote on an amendment to this Amended and Restated Certificate of Incorporation for the purpose of effecting a Ratchet Amendment.

(b)          Required Class Vote. Until the consummation of an IPO, the consent of the holders of a majority in interest of the Senior Preferred Stock (voting together as a single class on an as converted basis) shall be required for (which matters shall apply, mutatis mutandis, to the Corporation’s subsidiaries):

(i)           creating or issuing any class or series of shares or other securities having rights or a preference equal or superior to the Series G Preferred, Series F Preferred or Series D Preferred;

(ii)           the merger, consolidation, acquisition or other reorganization of the Corporation, or sale, lease, other disposition of, or pledge or grant of any security interest in all or substantially all of the Corporation’s assets or shares or otherwise effecting a Deemed Liquidation;

(iii)          an increase in the number of the Corporation’s directors above nine, decrease in the number of the Corporation’s directors below nine or change in the manner by which the composition of the Board is determined, other than as agreed in Section 7 of that certain Amended and Restated Stockholders’ Agreement dated as of April 1, 2019 (the “Stockholders’ Agreement”) whereby the director nominated by certain of the Series G Preferred holders shall resign upon the effectiveness of the registration statement for an IPO pursuant to the pre-signed letter of resignation delivered to the Company, which will become effective immediately prior to the effectiveness of the registration statement for the Company’s IPO;

(iv)       the increase of the size of the pool (i.e. the number of shares of Common Stock reserved for issuance upon exercise of options) for options to employees, directors, consultants and advisors (the “Pool”) or grant options or other equity based awards to any employee, officer, director, consultant or advisor outside the Pool;

(v)        any transaction with any stockholder, director or officer or any affiliate thereof (except for employment agreements and stock option agreements with individuals other than the Founders (as such term is defined in the Stockholders’ Agreement), approved in compliance with the law and the restrictive provisions otherwise set forth herein); and

(vi)         the liquidation, dissolution or winding up of the Corporation or termination of the Corporation’s activities.

In addition, until the consummation of an IPO and in addition to any other rights provided by law, the following provisions shall apply:

(x) as long as at least a majority of the originally issued shares of Series G Preferred remain outstanding, the consent of the Series G Investor Majority shall be required for any action which (by merger, reclassification or otherwise) (i) alters, amends or changes the rights, preferences or privileges of the Series G Preferred differently than the other series of Senior Preferred Stock in a manner that is adverse to the Series G Preferred, (ii) increases the number of authorized or issued shares of Series G Preferred, (iii) alters, amends, removes or waives any rights of the Series G Preferred under Section B(2) of ARTICLE IV (B) (Liquidation Preference), (iv) alters, amends, removes or waives any rights of the Series G Preferred under Section B(3) of ARTICLE IV(B) (Conversion), (v) amends or removes the definition of the Series G Investor Majority set forth herein or (vi) amends this subsection (x); and

(y) as long as at least a majority of the originally issued shares of Series F Preferred remain outstanding, the consent of the Series F Investor Majority shall be required for any action which (by merger, reclassification or otherwise) (i) alters, amends or changes the rights, preferences or privileges of the Series F Preferred differently than the other series of Senior Preferred Stock in a manner that is adverse to the Series F Preferred, (ii) increases the number of authorized or issued shares of Series F Preferred, (iii) alters, amends, removes or waives any rights of the Series F Preferred under Section B(2) of ARTICLE IV(B) (Liquidation Preference), (iv) alters, amends, removes or waives any rights of the Series F Preferred under Section B(3) of ARTICLE IV(B) (Conversion), (v) amends the definition of the Series F Investor Majority set forth herein or (vi) amends this subsection (y); and

(z) as long as the originally issued shares of Series D Preferred remain outstanding, the consent of the Series D Investor Majority shall be required for any action which (by merger, reclassification or otherwise) (i) alters, amends or changes the rights, preferences or privileges of the Series D Preferred differently than the other series of Senior Preferred Stock in a manner that is adverse to the Series D Preferred, (ii) increases the number of authorized or issued shares of Series D Preferred, (iii) alters, amends, removes or waives any rights of the Series D Preferred under Section B(2) of ARTICLE IV(B) (Liquidation Preference), (iv) alters, amends, removes or waives any rights of the Series D Preferred under Section B(3) of ARTICLE IV(B) (Conversion), (v) amends the definition of the Series D Investor Majority set forth herein or (vi) amends this subsection (z);

provided, that, notwithstanding the foregoing or anything else contained herein and for the removal of doubt: (i) no provision herein grants the holders of the Series G Preferred, Series F Preferred and/or Series D Preferred (or any part thereof) the ability or right to prevent the Corporation from consummating a Qualified IPO, including the adoption of an amended and restated Certificate of Incorporation to be effective no earlier than the closing of such Qualified IPO, that has been approved by a majority of the members of the Corporation’s Board, and (ii) authorizing or issuing by the Corporation of any new class or series of shares (including a class or a series with rights and preferences inferior, equal or superior to the rights of the Series G Preferred, Series F Preferred or Series D Preferred, as applicable) shall not by itself be deemed to alter, change amend or waive the rights, preferences and/or privileges of the Series G Preferred, Series F Preferred or Series D Preferred.

In addition, until the consummation of and IPO and in addition to any other rights provided by law, the Corporation shall not, without first obtaining the affirmative vote or written consent of at least two directors designated by the holders of the Senior Preferred Stock, appoint or remove the Corporation’s Chief Executive Officer or determine his employment terms.

Any altering or changing of the rights, preferences and/or privileges of the Series G Preferred, Series F Preferred, Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred, Series E Preferred or Series H Preferred, shall require the consent of the Series G Investor Majority and/or the Series F Investor Majority and/or the Series D Investor Majority and/or the holders of a majority of the Series C Preferred and/or Series B Preferred and/or Series A Preferred and/or Series E Preferred and/or Series H Preferred, as the case may be, voting separately on an as-converted basis, provided, however, that creating, authorizing or issuing by the Corporation of any new class or series of shares (including a class or a series with rights and preferences inferior, equal or superior to the rights of the Series G Preferred, Series F Preferred, Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred, Series E Preferred and/or Series H Preferred) shall not by itself be deemed as a change in the rights, preferences and/or privileges of the Series G Preferred, Series F Preferred, Series D Preferred, Series C Preferred, Series B Preferred, Series A Preferred, Series E Preferred or Series H Preferred.

(c)           Status of Converted Preferred Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 3, the shares so converted shall be cancelled and shall not thereafter be issuable by the Corporation.

5.            Common Stock.

(a)           Dividend Rights. Subject to Section 1 of ARTICLE IV(B), dividends may be paid on the Common Stock as and when declared by the Board, subject to the prior dividend rights of the Senior Preferred Stock. Such dividends shall be distributed among the holders of Common Stock pro rata in proportion of the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock).

(b)          Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed as provided in Section 2 of ARTICLE IV (B) hereof.

(c)          Redemption. The Common Stock is not redeemable.

(d)          Voting Rights. The holder of each share of Common Stock shall have the right to one (1) vote, and shall be entitled to notice of any stockholder meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as is otherwise provided herein or as may be provided by law. Notwithstanding the foregoing, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by an affirmative vote of the holders of a majority of the stock of the Corporation (voting as a single class on an as -converted basis), irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

6.            Preemptive Rights. The holders of Senior Preferred Stock shall have such preemptive rights as set forth in that certain Amended and Restated Investors’ Rights Agreement dated February 9, 2015, among the Corporation and certain of its stockholders, as amended from time to time.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Except as otherwise provided in this Amended and Restated Certificate of Incorporation, the Board may make, repeal, alter, or rescind any or all of the Bylaws of the Corporation, provided, however, that no such repeal, alteration or rescission to the Bylaws of the Corporation shall be made if its effect is to delegate any of the powers vested within the Board to any committee or sub-committee of the Board, unless such repeal, alteration or rescission to the Bylaws of the Corporation, as the case may be, is consented to in writing by at least two of the directors designated by the holders of Senior Preferred Stock.

ARTICLE VII

The Board shall consist of up to nine (9) directors. The directors shall be appointed as follows: (i) the holders of the Junior Stock, voting together as a single class, shall be entitled to elect two (2) directors to the Board, (ii) the holders of Senior Preferred Stock, voting together as a single class, shall be entitled to elect six (6) directors to the Board and (iii) Gruner + Jahr GmbH (“G+J”), so long as G+J continues to hold capital stock of the Company that represents at least 5% of the issued and outstanding shares of stock of the Company on a fully diluted basis, shall be entitled to elect one (1) director to the Board. Each committee of the Board shall include at least two of the directors designated by the holders of Senior Preferred Stock.

In the event of any vacancy in the office of a director elected by an entity or by the holders of a particular class or series of stock, the vacancy may be filled only by such entity or the vote of the holders of such class or series of stock (unless such vacancy resulted from circumstances requiring a resignation pursuant to Section 7 of the Stockholders’ Agreement, in which case the vacancy may be filled by a vote of the holders of Senior Preferred Stock, voting together as a single class). Any director who shall have been elected by an entity or by the holders of a particular class or series of stock may be removed without cause by, and only by, such entity or the applicable vote of the holders of shares of such class or series of stock (unless such removal resulted from circumstances requiring a resignation pursuant to Section 7 of the Stockholders’ Agreement which resignation has not occurred, in which case such removal may effected by a vote of the holders of Senior Preferred Stock, voting together as a single class).

At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of the respective class(es) of the Corporation’s stock designated for appointment of a director as set forth above, shall constitute a quorum for the election of directors to be elected by such class(es).

A vacancy in any directorship elected by the holders of the Junior Stock shall be filled only by vote or written consent of the holders of the Junior Stock, consenting or voting, as the case may be, separately. The directors to be elected by the holders of the Junior Stock, voting separately as one class, shall serve for terms extending from the date of their election and qualification and until their respective successors have been elected and qualified.

A vacancy in any directorship elected by the holders of a specific class of Senior Preferred Stock shall be filled only by vote or written consent of the holders of such specific class of Senior Preferred Stock, consenting or voting, as the case may be, separately as one class. The directors to be elected by the holders of the Senior Preferred Stock, voting separately as one class, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders and until their successors have been elected and qualified.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with or without the approval of a corporation’s stockholders, further reductions in the liability of the corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

Any repeal or modification of the foregoing provisions of this ARTICLE IX or by operation of law, shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE X

To the fullest extent permitted by applicable law, the Corporation shall provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders and others.

Any repeal or modification of any of the foregoing provisions of this ARTICLE X, by amendment of this ARTICLE X or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XI

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE XII

The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, hereby certifies that the facts hereinabove stated are truly set forth, and accordingly executes this Amended and Restated Certificate of Incorporation this 1st day of April, 2019.

OUTBRAIN INC.

/s/ Yaron Galai

By: Yaron Galai, Chief Executive Officer

Certificate Of Completion
Envelope Id: D601DA716BCC41AE86B13E1E853E9B92		Status: Completed
Subject: Outbrain DocuSIgn
Source Envelope:
Document Pages: 81	Signatures: 4	Envelope Originator:
Certificate Pages: 5	Initials: 0	Stephen Queenan
AutoNav: Enabled		3003 Tasman Drive
EnvelopeId Stamping: Enabled		Santa Clara, CA 95054
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		Squeenan@mofo.com
IP Address: 204.130.5.8

Record Tracking
Status: Original 3/27/2020 1:30:53 PM	Holder: Stephen Queenan Squeenan@mofo.com	Location: DocuSign

Signer Events	Signature	Timestamp
Barry Schofield bschofield@outbrain.com VP, Corporate Finance & Treasury	/s/ Barry Schofield	Sent: 3/27/2020 1:46:49 PM Viewed: 3/27/2020 2:28:04 PM Signed: 3/27/2020 2:28:49 PM
Outbrain Inc Security Level: Email, Account Authentication (None), Access Code	Signature Adoption: Pre-selected Style Using IP Address: 174.192.16.208

Electronic Record and Signature Disclosure: Accepted: 3/27/2020 2:28:04 PM ID: b32438f4-d9a6-4783-bd55-47efac6ce6cf		Sent: 3/27/2020 2:28:55 PM Viewed: 3/27/2020 2:29:31 PM Signed: 3/27/2020 2:30:16 PM

Michael Bozicas mbozicas@svb.com Security Level: Email, Account Authentication (None)	/s/ Michael Bozicas
Signature Adoption: Pre-selected Style Using IP Address: 104.129.198.124
Electronic Record and Signature Disclosure: Accepted: 3/27/2020 2:29:31 PM ID: 88cb2301-364e-46dc-9910-0768f794ff7d

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	3/27/2020 2:28:55 PM

Envelope Summary Events	Status	Timestamps
Certified Delivered	Security Checked	3/27/2020 2:29:32 PM
Signing Complete	Security Checked	3/27/2020 2:30:16 PM
Completed	Security Checked	3/27/2020 2:30:16 PM

Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 2/6/2015 10:07:01 AM

Parties agreed to: Barry Schofield, Michael Bozicas

ELECTRONIC RECORD AND SIGNATURE DISCLOSURE

From time to time, Global Loans (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through your DocuSign, Inc. (DocuSign) Express user account. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, please confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. For such copies, as long as you are an authorized user of the DocuSign system you will have the ability to download and print any documents we send to you through your DocuSign user account for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign ’Withdraw Consent’ form on the signing page of your DocuSign account. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use your DocuSign Express user account to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through your DocuSign user account all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact Global Loans:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:

To contact us by email send messages to: destrada@svb.com

To advise Global Loans of your new e-mail address

To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send an email message to us at destrada@svb.com and in the body of such request you must state: your previous e-mail address, your new e-mail address. We do not require any other information from you to change your email address.. In addition, you must notify DocuSign, Inc to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in DocuSign.

To request paper copies from Global Loans

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to destrada@svb.com and in the body of such request you must state your e-mail address, full name, US Postal address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with Global Loans

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

i. decline to sign a document from within your DocuSign account, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may; ii. send us an e-mail to destrada@svb.com and in the body of such request you must state your e-mail, full name, IS Postal Address, telephone number, and account number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

 Required hardware and software

Operating Systems:	Windows2000? or WindowsXP?
Browsers (for SENDERS):	Internet Explorer 6.0? or above
Browsers (for SIGNERS):	Internet Explorer 6.0?, Mozilla FireFox 1.0, NetScape 7.2 (or above)
Email:	Access to a valid email account
Screen Resolution:	800 x 600 minimum
Enabled Security Settings:	•Allow per session cookies •Users accessing the internet behind a Proxy Server must enable HTTP 1.1 settings via proxy connection

** These minimum requirements are subject to change. If these requirements change, we will provide you with an email message at the email address we have on file for you at that time providing you with the revised hardware and software requirements, at which time you will have the right to withdraw your consent.

Acknowledging your access and consent to receive materials electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, please let us know by clicking the ‘I agree’ button below. By checking the ‘I Agree’ box, I confirm that:

•	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORD AND SIGNATURE DISCLOSURES document; and

•	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and

•	Until or unless I notify Global Loans as described above, I consent to receive from exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by Global Loans during the course of my relationship with you.